Exhibit 10.2

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

December 13, 2013 (revised)

Mr.Todd Poste

Vice President

Global Procurement

Hertz Corporation

225 Brae Blvd

Park Ridge, NJ  07054

CONFIDENTIAL PROPOSAL
2014/2015 Hertz and Chrysler Group LLC Supply Program

This letter is to confirm our agreement for Hertz Corporation to acquire new 2014 and 2015 model year vehicles from Chrysler in calendar years 2013 and 2014 and 2015 under the terms of this two year supply agreement using the Chrysler Group LLC’s (“Chrysler”) Guaranteed Depreciation (“GDP”) and Long Term Daily Rental (“LTDR” or “Risk”) programs.

This agreement shall remain effective from October 1, 2013, through April 30, 2015.  All orders for vehicles placed under this agreement must be made in accordance with the agreed upon annual production schedule provided.

SPECIAL 4TH QUARTER 2013 [*REDACTED*] PROGRAM:  The following matrix will summarize and highlight Hertz acquisitions of Chrysler Group LLC product under the provisions of the 2014 [*REDACTED*] program. These incremental Q4 orders must be received prior to any incentive remittance. The incremental order listed below must have a November or December PSP (or no PSP) date attached.

[*REDACTED*]	Q4 Incremental Order Volume
Body Model	Incremental Q4 Order	Drip
2500 Rem (DJ) Reg Cab	[*REDACTED*]
Journey (JC)
200 (JSC)
UF
Charger (LD)
300 (LX)
G. Caravan (RTK)
T&C (RTY)
Fiat 500 L (BF)
Wrangler 4 Door
TOTAL VOLUME
TOTAL [*REDACTED*] VOL

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OMITTED PORTIONS INDICATED BY [*REDACTED*].

Once Q4 volume orders are placed, and scheduled, Chrysler will make a [*REDACTED*] to Hertz of $[*REDACTED*] by December 31, 2013 (the “[*REDACTED*]’’).

[*REDACTED*]	Q1 and Q2 Order Volume
	Jan-June		Monthly
Body Model	Alloc	Drip	Depreciation
1500 Ram (DS)	[*REDACTED*]
2500 Ram (DJ)
Journey (JC)
UF
Charger (LD)
300 (LX)
Challenger (LC)
G. Caravan (RTK)
T&C (RTY)
Cherokee
Fiat 500 L (BF)
Fiat 500 (FF)
Patriot (MK74)
Compass (MK49)
G. Cherokee (WK)
Durango (WD)
Dart (PF)
Wrangler 4 Door
ProMaster (VF)
TOTAL VOLUME
TOTAL [*REDACTED*] VOL
TOTAL [*REDACTED*] VOL Q4/Q1/Q2		[*REDACTED*]

SPECIAL TERMS AND CONDITIONS:

•                 Hertz agrees that this is a two year supply agreement for a total of [*REDACTED*] vehicles.  By definition, “Year One” is the 2014 contract period (October 1, 2013 - April 30, 2014) and “Year Two” is the 2015 contract period (May 1, 2014 - April 30, 2015).

•                 Hertz agrees that by accepting the [*REDACTED*] incentive in Q4 2013 ([*REDACTED*] dollars) they will order a minimum of [*REDACTED*] in Year One as identified in the two matrices shown above and a minimum of [*REDACTED*] units (risk and/or GDP) in Year Two in accordance with the 2015 contract period GDP minimum mix requirement below.

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OMITTED PORTIONS INDICATED BY [*REDACTED*].

•                 Minimum volume ([*REDACTED*] units) must be ordered, built, shipped and delivered or Hertz shall only be entitled to the DRIP incentive.  The [*REDACTED*] will accordingly be forfeited by Hertz.  Hertz shall be obligated to repay, and shall relinquish and release any and all right to, any and all marketing allowance funds, the “[*REDACTED*]”, or other bonus incentives pre-paid under this agreement by June, 2015 should the [*REDACTED*] unit two-year minimum volume not be met while this agreement is in effect.  All repayment obligations, and any provisions related to enforcement of the repayment hereunder, shall survive termination or expiration of this Agreement.

•                 The 2015 contract year volume must be ordered as [*REDACTED*] units in the first half of the contract period (2014 Q3/Q4) and [*REDACTED*] units in the second half of the 2015 contract period (2015 Q1/Q2).  If Hertz would like to move a portion of the 2015 model year volume forward (i.e. a portion of the [*REDACTED*] Q3/Q4 units forward into Q1/Q2 of 2014 or a portion of the [*REDACTED*] units in Q1/Q2 of 2015 forward into Q3/Q4 of 2014), Chrysler will agree to work with Hertz provided the mix and volumes can be accommodated.

•                 2015 contract period [*REDACTED*] minimum mix requirement:

Minimum
2015 Body Model	Mix
Requirement
1500 Ram (DS)	[*REDACTED*]
2500 Ram (DJ)
Journey (JC)
UF
Charger (LD)
300 (LX)
Challenger (LC)
G. Caravan (RTK)
T&C (RTY)
Cherokee
Fiat 500 L (BF)
Patriot (MK74)
Compass (MK49)
G. Cherokee (WK)
Durango (WD)

•                 All GDP program vehicles ordered and purchased by Hertz under this Agreement are subject to the 2014 Chrysler Guaranteed Depreciation Program Rules (GDP Rules), which are incorporated by reference herein.

•                Chrysler authorized auctions will remit all auction proceeds to Hertz. after vehicle sale.  Chrysler will subsequently remit to Hertz any other remaining GDP payment owed within two weeks of actual vehicle sale date.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

•                 For purposes of this program, the “In service date is the date the dealer or drop ship location signs for receipt of the vehicle [*REDACTED*].  [*REDACTED*]

o                The Minimum Usage term is [*REDACTED*] days in service.

o                The Maximum Usage term is [*REDACTED*] days in service

o                Hertz will work to an average hold time of [*REDACTED*] days to [*REDACTED*] days in service

•                 Chrysler will extend all of the GDP terms listed, including the [*REDACTED*] into Year Two of this agreement.

•                 New vehicle orders can be purchased by way of either the “Daily Rental Purchase Program” (risk) or the “Guaranteed Depreciation Program” (repurchase) or a combination of both in accordance with our agreed upon annual fleet production plan (monthly allocation sheet).

•                 The “New” Chrysler 200 (UF) volume is pending mutually agreeable terms for 2014 and 2015 model year.  Should (UF) terms cause a reduction in volume, another model may be substituted to reach the annual minimum order requirement.  Chrysler will agree to work with Hertz for mix and volume of this substitution that can be accommodated.

•                 2014 and 2015 Long Term Dairy Rental (LTDR) incentives will be delivered as an amendment to this agreement.

•                 [*REDACTED*].

•                 In the event of production and/or major supply constraints, Chrysler may be required to adjust model mix and/or volume with customer concurrence, which shall not be unreasonably withheld and which shall be reflected in an amended incentive matrix.

➢           Proper coding of orders.  Orders must Include GDP Program Order Code [*REDACTED*], your Client Code [*REDACTED*] and your Chrysler Group LLC Fleet Account Number [*REDACTED*].

➢           Submission of correctly processed NVDR’s.  All sales must be reported as a [*REDACTED*] sale with the program code number [*REDACTED*] provided by Hertz.

➢           All orders will be processed through Secondary Dealer Code [*REDACTED*] or another code associated with Ally Financial or another qualified finance source.

➢           Failure to provide the relevant codes may result in forfeiture by Hertz or the applicable incentives.

➢           The “[*REDACTED*]” incentive will be paid by way of the Chrysler electronic funds transfer incentive payment system.

➢           Hertz Licensee’s may purchase “risk” (LTDR) vehicles off of the “2014/2015” Hertz Agreement” (Note: Licensees are not allowed to purchase GDP units off of this Hertz corporate agreement)

➢           All orders should be received 75 days in advance of listed PSP date.

We are glad to be able to work with you on this special project, and look forward to growing our partnership with the Hertz Corporation.

Sincerely,

Agree:	/s/ Todd Poste	Date	12/20/13
Todd Poste, Hertz Corporation

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

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OMITTED PORTIONS INDICATED BY [*REDACTED*].

Agree:	/s/ Frank Dankovich	Date:	01/3/13
Frank Dankovich, Director, Chrysler Fleet Sales

Cc: T. Tullio - Finance

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GDP Manual	2014

Chrysler Group LLC

REMARKETING

2014 Model Year Guaranteed Depreciation Program

Used Vehicle Return Process & Rules

Table of Contents

GUARANTEED DEPRECATION PROGRAM			pg. 3
•	Introduction

SECTION I – DEFINITIONS & PROGRAM DATES			pg. 4
•	Definitions
•	Program Dates

SECTION II – PROCESS OVERVIEW			pg. 5

SECTION III – GETTING STARTED – ACCOUNT SETUP			pg. 6
•	Location Information Form
•	Access to the Chrysler Fleet Website
•	Inspection Vender Sites

SECTION IV – RETURN PROCESS & PROCEDURES			pgs. 7 - 13
•	Transportation
•	Auction Sale Proceeds
•	Vehicle Return Requirements
•	Titles, Branded Restriction Titles, Registrations
•	Damage Deductible Account Sign-off & Auto Sign-off
•	Inspections & MY Operations
•	Maintenance
•	Parts/Tires/Glass/Glass Damage/Aftermarket Parts/Decals
•	Chargeable Damage
•	Vehicle Damage
•	Repairs and Maintenance
•	Condition Report
•	Vehicle Integrity

SECTION V – NORMAL WEAR AND TEAR			pgs. 14 - 18
•	Damage Types
•	Paint & Sheet Metal
•	Touch Up
•	Bumpers
•	Love Bug/Insect Damage
•	Wheel Damage
•	Convertible Tops
•	Black Door Appliqué & Convertible Cover Appliqué
•	Body Side Moldings
•	Interior Damage
	o	Singes
	o	Burns
	o	Stains
	o	Tears/Cuts
•	Roof Damage
•	Minivan Stow ‘n Go Damage

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GDP Manual	2014

SECTION VI - EXHIBITS & FORMS		pg. 19
•	Exhibit A – 2014 Chrysler GDP Rules
•	Exhibit B – GDP Vehicle Location Information Form
•	Exhibit C – Steps to Apply for Web ID
•	Exhibit D – Inspection Companies / Web Sites / Title Center
•	Exhibit E – Chrysler Auction & MY Locations Directory
•	Exhibit F – Standard Pricing Guide
•	Exhibit G – Standard Equipment Guide
•	Exhibit H – Tire Replacement Price Sheet
•	Exhibit I – Replacement Tire Size and Brand Guide
•	Exhibit J – Wheel Damage Photo Descriptions

SECTION VII – CHRYSLER REMARKETING TELEPHONE DIRECTORY		pg. 20

Note:  Chrysler Group LLC reserves the right to make adjustments or modifications to this Manual via Inspection Operational Bulletins.

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GDP Manual	2014

GUARANTEED DEPRECIATION PROGRAM

Introduction

Chrysler Group LLC developed the Guaranteed Depreciation Program (“GDP” or “Program”) to encourage the purchase and use of select Chrysler Group vehicles in daily rental service by providing registered daily rental and dealer rent-a-car (DRAC) accounts a guaranteed depreciation rate on GDP vehicles and a variety of other incentives. To be eligible, vehicles must be returned and sold through a Chrysler-designated auction and satisfy all of the requirements of the Program.

The purpose of this manual is to provide an explanation of the guidelines and return requirements for both GDP and DRAC vehicles (DRAC Program Rules subject to change). The 2014 Chrysler GDP Rules are included below (for convenience, the Rules and all Exhibits to this manual are also attached in Section V at the end of this manual).

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GDP Manual	2014

SECTION I – DEFINITIONS & PROGRAM DATES

Definitions

For convenience, certain defined terms are used throughout this manual; the terms and their meanings are as follows:

•                  “Account(s)” refers to registered daily rental and dealer rent-a-car accounts either singularly as an “Account” or collectively as “Accounts”.

•                  “Chrysler” refers to Chrysler Group LLC.

•                  “Chrysler Remarketing” refers to the Remarketing Department of Chrysler Group LLC.

•                  “DRAC” refers to dealer rent-a-car accounts.

•                  “GDP” and the “Program” refer to the Chrysler Group LLC Guaranteed Depreciation Program.

•                  “MY” refers to Chrysler marshaling yards.

Program Dates

Dates and the calculation of time are important factors in the Program. Listed below are significant dates that pertain to GDP vehicles and other relevant information regarding those dates:

•                       Major Rental GDP Fleet In-Service Date – The date the dealer or drop-ship location signs to acknowledge receipt of the vehicle plus five (5) days. The minimum number of days a GDP vehicle is required to remain in-service is 180 days. The maximum number of days a major rental GDP vehicle is allowed to remain in-service is 450 days. Note:  a special program for seasonal areas allows a GDP vehicle to remain in-service with a major rental for a minimum of 120 days but the vehicle will still incur 180 days of depreciation.

•                       DRAC GDP Fleet In-Service Date (subject to change, see DRAC Program Rules) – The date the dealer or drop-ship location signs to acknowledge receipt of the vehicle plus five (5) days. The minimum number of days a GDP vehicle is required to remain in-service is 180 days. The maximum number of days a major rental GDP vehicle is allowed to remain in-service is 450 days. Note:  there is not a special program offered to seasonal areas for DRAC GDP vehicles.

•                       Marshaling Yard Arrival Date – The date the vehicle is scanned into the MY.

•                       Out-of-Service Date – The date the MY receives the vehicle into its inventory if all criteria is met.

•                       Inspection Date – The date the vehicle is inspected by a Chrysler-appointed inspection vendor at the MY.

•                       Inspection Sign-off Date – The date the Account signs off on the inspection or the date the inspection is automatically signed off on behalf of an Account. Each Account will have three (3) business days after the vehicle has been inspected to review the inspection and determine whether to withdraw the vehicle or to accept the determination of the inspection vendor and sign-off. If the vehicle is not signed-off within 3 business days, Chrysler will have the right to automatically sign-off on behalf of an Account and the vehicle will be processed with the original inspection charges. Note: Automatic sign-off does not apply if a vehicle or any of its mechanical or electrical components are inoperable or if other conditions exist which render the vehicle Commercially Unacceptable under the Program. If for any reason a vehicle is not withdrawn or signed off on (by an Account of an inspection vendor on behalf of an account) within three (3) days, and later signed-off on by an Account or an inspection vendor on behalf of an Account after the third day, then the sign-off date will be the out of service date.

•                       In Transit Date – The date the vehicle leaves the MY in route to the assigned auction.

•                       Auction Arrival Date – The date the Auction receives the vehicle into its inventory.

•                       Title Date – The date the title is received at SGS Title Center. Vehicles returned to MYs without a title on file at the title center will remain unassigned until a title is received. Late title dates will supersede all sign-off and out of service dates. Titles received at auction are ineligible, they must be returned to the SGS Title Center.

•                       Sold Date – The date the vehicle is sold.

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WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

GDP Manual	2014

SECTION III - PROCESS OVERVIEW

The process and rules for returning GDP and DRAC vehicles to Chrysler are a detailed in this manual.  A brief overview of the process is as follows:

•                  Throughout the course of the Program, Accounts are required to provide regular forecasts of anticipated return volumes.  These forecasts are important so Chrysler Remarketing can adequately plan its remarketing strategy for the vehicles, the MYs can adequately plan to reserve space to store the vehicles, and Chrysler’s inspections vendors can arrange adequate staffing to inspect and process the vehicles.

•                  Once an Account elects to return a vehicle, it must be returned to a Chrysler MY.

•                  Prior to entering the MY, the vehicle must be marked as specified in this manual.  Upon entering the MY, the date and time of arrival should marked on the vehicle.  Marking is essential to allow the vehicle to be properly identified and to assure the dates and time periods are properly calculated.

•                  Each MY will be staffed with an inspection vendor selected by Chrysler.  Promptly after entering the MY, the inspection vendor will enter the vehicle into inventory and the vehicle will be promptly inspected.

•                  After inspection, a condition report will appear on the inspection vendor’s website where it will be available for viewing by the Account.

•                  If the inspection vendor found no chargeable damage items as specified in this manual and the inspection vendor determined wear and tear to be less than the deductible specified herein, the inspection will be automatically accepted.  In this case, no action is required by the Account and the vehicle will automatically process subject to the remaining conditions of the Program.

•                  If the inspection found chargeable damage items as specified in this manual, and/or if the inspection vendor determined wear and tear to be in excess of the deductible specified herein, the Account will have an opportunity to (a) withdraw the vehicle to complete the necessary repairs, (b) accept the determination of the inspection vendor, or (c) do nothing, in which case the inspection will be automatically accepted after 3 business days as described in this manual.

•                  As indicated later in this manual, there are certain circumstances (e.g. missing VIN plate) which will automatically render the vehicle commercially unacceptable under the Program.

•                  If the inspection vendor’s determination is accepted (either by the action of the Account or automatically by the Account’s inaction), the vehicle will process subject to the remaining conditions of the Program.

•                  If the Account withdraws the vehicle to complete the necessary repairs, the Account will be charged a re-inspection fee when the vehicle is returned to the MY as detailed in this manual.  An Account may only withdraw a vehicle three times.  Upon re-inspection, the vehicle will follow the same process as used upon the vehicle’s initial entry into the MY.

•                  This is a general overview of the return process.  The manual and the GDP Rules contain a full description of the Program, the return process and the rules of the process and the Program in general.

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GDP Manual	2014

SECTION III – GETTING STARTED - ACCOUNT SET UP

Location Information Form

All new Accounts are required to establish a location information form associated with their owner code. The information provided on this form is important to facilitate communication between the parties on all aspects involved in the return process. After completing the GDP Vehicle Location Information Form (Exhibit B), it must be faxed to Chrysler Remarketing at 248-512-9004, and the Account should call to confirm receipt. Vehicle sign-off is coordinated with the relevant inspection vendor as described below.

Access to the Chrysler Fleet Website

Once an Account obtains a Chrysler FAN, the Account is eligible to request an S-ID to gain access to the Chrysler Fleet website. To obtain this ID, complete the Registration for a Fleet Web ID form (Exhibit C) and fax it to the Chrysler Fleet Information Center at (800)262-6020.

Once you have obtained a Chrysler Fleet S-ID, follow these instructions to obtain access to the Chrysler Remarketing Website. Email your request to Tarik Green or Mike Maurino (see contact information below). Your request must include your 5 digit FAN number, S-ID, email address and phone information. Tarik or Kevin will forward your request to Fleet Administration personnel. Once the Account has been activated, Fleet Administration will contact you to notify you that access has been granted to the site. Log on to http://www.appl.remkt.chrysler.com/remkt/iconLogin to access the Chrysler Remarketing Website. After you receive access, if you experience any problem, please contact Fleet Administrator at (248) 512-0691. The website contains basic tools; however, it is not designed to be used for vehicle sign-off.

Mike Maurino	Tarik Green
Manager, Operations, Inspections and Vehicle Distribution	Daily Rental Sales
Chrysler Group LLC Remarketing	Chrysler Group LLC Fleet
Email: mm1526@chrysler.com	Email: tb65@chrysler.com
Phone: 248-512-0649	Phone: 248-512-4619
Cell: 313-729-3850	Cell: 313-212-5157

Inspection Vendor Sites

Currently, Chrysler uses inspection vendors that have their own websites and online sign-off processes. To obtain login credentials and instructions on website usage contact the providers below to request access.

Manheim: http://chrysler.inspectionsolution.com

AutoVIN/Adesa: http://leasecheck.autovin.com

Inviso: http://chrysler.invisoauto.com

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GDP Manual	2014

SECTION IV - RETURN PROCESS AND PROCEDURES

All vehicles are required to be returned to a Chrysler MY with the exception of Alaska and Hawaii returns, which require special approval from Chrysler Remarketing.  A directory of Chrysler MY locations is attached as Exhibit E.

Transportation

The transportation of a GDP vehicle from the Account location to the MY will be the responsibility of the purchasing Account. Chrysler will provide properly registered Accounts with $20 transportation assistance on each eligible GDP or DRAC vehicle with the following exception: Hawaii and Alaska vehicles will receive $500 transportation assistance provided the Account contacts Chrysler Remarketing to receive instructions regarding where to return the vehicle and the Account returns the vehicle as instructed.

Vehicle transportation from the MY to the auction is the responsibility of Chrysler.

Auction Sale Proceeds

Accounts returning vehicles to MY under the GDP will be charged for the auction administration fees ($95), reconditioning services ($70), and authorized vehicle repairs performed in accordance with the Chrysler Auction Rate Schedule.  The above charges will be deducted from sale proceeds collected by the auctions when GDP vehicles are sold.  These charges will then be fully reimbursed by Chrysler at the time of GDP payment.  All billable Condition Report (CR) costs, repairs signed for above the $400 deductible, and items not counted against the deductible, will be charged to the Account at the time of GDP payment.  Chrysler settlement to the owner of the vehicle will be paid following the sale at auction.

Vehicle Return Requirements

The following return requirements pertain to all GDP and DRAC vehicles:

Owner and Location Code

All GDP vehicles must have the Owner (Fan number, 5 digit code) and location information clearly displayed on the vehicle at the time of entry into the MY. DRAC dealers are required to display the dealer code and “DRAC” on the vehicle. This information is necessary to allow the inspection provider and MY to properly identify the vehicle. The Account must refrain from using common names. For example, in lieu of “Avis” the owner code of “08727” must be used and instead of “DTW Airport”, the code “AAC” must be used.

Basic Vehicle Condition

An undamaged and matching dash-mounted VIN plate/label must be clearly visible. VIN plates not meeting criteria will render the vehicle Commercially Unacceptable in this program.

•                       Emission labels are required to be in place and legible on all vehicles returned.

•                       The Account must report any odometer repair/replacement information.

•                       The exterior must be washed and the interior vacuumed and free of debris.  Dirty vehicles that prohibit an accurate inspection must be withdrawn.  Accounts are required to pick up the vehicle and return a clean vehicle to the MY prior to inspection.

•                       Vehicles must be returned with the same OEM equipment as ordered.  Missing or incorrect OEM items are chargeable and will not be counted against the deductible, as described later in this manual.

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GDP Manual	2014

•                       Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger, or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with the approved OEM replacement and must meet Chrysler standards.

•                       Vehicles with less than ¼ tank of fuel will be assessed a $10 charge.  Hawaii vehicles will not be assessed this fee. The account is not responsible for re-fueling the vehicle.

•                       Coolant must be filled to the required level or the Account will be charged $10.

•                       Vehicles and all accessories must be in sound mechanical and electrical operating condition.

•                       If any service warning light is active, the vehicle must be withdrawn.

•                       All warranty and recall repairs must be completed prior to turn back.  If warranty repairs are not completed, the vehicle is must be withdrawn.

•                       Applicable service, warranty recall, and repair records should be available upon request. If these items are not made available by the Account, the vehicle could be deemed Commercially Unacceptable in the discretion of the Inspection provider.

Vehicles that have been reported as stolen and subsequently recovered while in rental usage are considered unacceptable until police and CarFax records are properly updated by the Account.  Failure to comply could result in vehicle repurchase from dealer and/or retail customers and all related expenses will be charged back to the respective Account.

Return Forecasts and Limitations

Accounts are required to:

•                       Provide a forecast of vehicles to be returned to both the MY and the Chrysler Remarketing Distribution Manager on a weekly/monthly basis.

•                       Retire no more than 25% of the total Account’s purchases or leases under the Program in any one month.

•                       Make sure that the combined cumulative returns in October, November, and December do not exceed 15% of their total GDP vehicle purchases.

•                       Limit vehicle returns to one hundred (100) vehicles per Account location per day.  Any vehicle returns greater than 100 vehicles must be communicated and arranged with the MY at least one week in advance.  Any deviation from this requirement may result in a change of the recorded arrival date at Chrysler’s discretion.

In addition, a $500 penalty will be applied to all Chrysler 200 convertibles returned to the MY between October 1 and December 31. If convertible returns in the fourth quarter do not exceed 20% of the total number of convertibles acquired in a given model year, this penalty will be waived.

Titles, Branded/Restricted Titles, Registrations

All titles are to be sent to the SGS Title Center.

SGS Automotive Services

9805-L Northcross Center Court

Huntersville, NC  28078

Telephone: (704) 997-1080

FAX:           (704) 997-1090

Titles must be received at the SGS Title Center before a vehicle is eligible to be returned and inspected at a MY.  Vehicles returned to MYs without a title on file at the title center will be inspected, but will remain unassigned until a title is received. Late title dates will supersede all sign-off and out of service dates. Titles received at auction are ineligible, they must be returned to the SGS Title Center.

Any vehicle submitted with a branded title will be classified as “Warranty Restriction” and will not be eligible to be returned to a MY under the Program.  It is the Account’s responsibility to resolve any branded title issues prior to return to the MY.

All vehicles must have a valid and current registration at the time of turn in.  State and local taxes must be paid prior to turn-back.

Damage Deductible, Account Sign-off & Auto Sign-off

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GDP Manual	2014

GDP vehicles returned to a designated Chrysler MY are eligible for a $400 deductible.  The damage deductible will offset costs reported on the Inspection / Condition Report (CR).  All vehicles received at a MY must be inspected and given a CR. The CR must be signed off by a representative of the Account within three (3) business days of inspection unless the damage on the vehicle is less than the $400 deductible. A CR with less than the $400 deductible does not require Account sign-off.  If the damage reported on a CR is over $400 and the Account does not sign off or “withdraw” the vehicle within 3 days, the CR will be automatically signed off and the transaction will be processed with the original inspection charges. Note: Automatic sign-off does not apply if a vehicle or any of its mechanical or electrical components are inoperable or if other conditions exist which render the vehicle Commercially Unacceptable under the Program. If for any reason a vehicle is not withdrawn or signed off on (by an Account of an inspection vendor on behalf of an account) within three (3) days, and later signed-off on by an Account or an inspection vendor on behalf of an Account after the third day, then the sign-off date will be the out of service date.

All charges that are not the responsibility of the Account will be reimbursed through the Fleet Program Administration/DRAC payments.  The completed CR will provide for labor costs, paint, fee option, gas and damage deductible which will be applied to the total cost. Vehicles with less than $400 in total CR cost will be listed as “No Charge”.  Vehicles with over $400 will be charged the amount in excess of the $400 damage deductible.

A Standard Chrysler Parts Pricing Guide (Exhibit F) and a Standard Equipment Guide (Exhibit G) are listed below.

Inspections & MY Operations

•                  Inspections of all GDP vehicles are to be conducted only at designated Chrysler MYs by the inspection vendor assigned to that specific location. Attached as Exhibit G is a directory of MY locations and the inspection vendor currently assigned to each location.

•                  Chrysler will bear the cost of the initial inspection performed by the inspection vendor, however, if a vehicle is withdrawn, a $50.00 re-inspection fee will be charged to the Account upon return for each additional inspection performed.

Hours of operation at all MY are 8:00 AM – 5:00 PM, Monday through Friday.  Any exceptions should be requested by the Account and agreed upon by the designated Chrysler MY.  MYs reserve the right to deny exception requests.  Vehicles arriving after normal operating hours will be recorded as being received on the following business day.

With the exception of weekends, holidays, extreme weather conditions, or heavy return volumes, MYs will attempt to perform inspections within 24 hours of the receipt of the vehicle(s).

The following are recognized holidays and MY closure dates:

HOLIDAY	2014	2015
New Year’s Day	January 1, 2014	January 1, 2015
Memorial Day	May 26, 2014	May 25, 2015
Fourth of July	July 4, 2014	July 4, 2015
Labor Day	September 1, 2014	September 7, 2015
Thanksgiving	November 27, 2014	November 26, 2015
Christmas	December 23, 2014 – January 2, 2015	December 23, 2015 – January 4, 2016

*All MY operations will be closed during the Christmas shutdown period. Vehicles can be returned during this period, but the vehicles will not be processed until operations resume at the conclusion of the shutdown period. Accordingly, if any vehicles are returned during the shutdown period, the MY arrival date will be the first business day following the shutdown period.

Mileage Limitations

•                              Between 0 and 30,000 miles, no charge will be assessed.

•                              A mileage penalty of thirty (30) cents per mile will be assessed for every mile in excess of 30,000 miles.

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Maintenance

•                  The use of original equipment and Mopar parts is required for all parts replaced as a result of maintenance, repair, or components replaced as a result of collision damage.

•                  Accounts must maintain and provide evidence that the Scheduled Maintenance items, such as oil and filter changes, have been completed based upon Manufacturer’s maintenance schedule, or as indicated by the vehicle’s “Time Service Reminder” system.

•                  Vehicle service records must include date, mileage, and the individual performing the service maintenance.  Records are to be maintained for three (3) years.  Any engine or transmission failure due to non-compliance will be chargeable to the Account.  Accounts must provide the vehicle service records to the inspection vendor upon request and agree to allow Chrysler to conduct audits of the vehicle service records.

•                  Vehicles that have not been maintained in accordance with the owner’s manual, or contain parts that are not original equipment Mopar parts, will be deemed Commercially Unacceptable and will not be eligible for return under this Program.

Parts / Tires / Glass / Aftermarket Parts / Decals

Parts

•                       Mopar brand of original equipment size and rating must be in good operating condition with a minimum 36-month warranty.  Any part other than Mopar is unacceptable.

•                       Batteries and oil filters that are substandard, non-OEM parts, will be considered damage and chargeable outside the deductible.

Tires

•                  Tires must meet original equipment specifications.  Each vehicle must have five (5) undamaged (when spare tire is full size), matched tires with at least 4/32s of an inch of tread across all treads of the tire face.

•                  Tires shall have no exposed belts, any safety-related damage, or excessive edge wear on the outside edge of the face of the tire.

•                  Only OEM spec tires listed on the Tire Size & Brand Guide (Exhibit I) are acceptable as replacement tires.  All tires must match. A Tire Replacement Price Sheet (Exhibit H) and a Replacement Tire Size & Brand Guide (Exhibit I) are included below.

o                If the tires are mismatched but meet the size and brand specifications listed in Exhibit I, the Account will be charged to replace any mismatched tire per Exhibit H.

o                If the tires are mismatched and the vehicle is equipped with one or more tires that do not meet the size or brand specifications listed in Exhibit I, the vehicle must be withdrawn and the mismatched tire must be replaced with tire(s) meeting the size and brand specifications listed in Exhibit I.

Glass

•                  All auto glass replacements must be Safeguard/Mopar OEM brand and meet original equipment specifications. Fiat glass is only acceptable with the following brand and DOT:

o	St. Gobain	DOT 615 and 772
o	AGC	DOT 24

•                  If Safeguard/Mopar glass replacement is unavailable in the marketplace, the following glass brands are acceptable for Chrysler, Jeep, Dodge and Ram brands only:  PGW, Pilkington, and Guardian.  These brands should only be used due to a shortage situation and should not exceed 10% of an Account’s total glass installations.  The sources indicated below are evidenced by originating DOT Code as evidenced on the glass trademark as follows.

o	PGW	DOT 18 and 904
o	Pilkington	DOT 15
o	Guardian	DOT 22

DOT numbers not listed above are not acceptable

•                  All glass and installation must meet Federal Motor Vehicle Safety Standards.

Glass Damage

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•                  Windshields

o                The following damages are not acceptable and will be charged for replacement:

¡                  Repaired Windshields

¡                  Any windshield with legs

¡                  Any windshield with a bullseye/star chip

¡                  Any windshield that is sandblasted. Sandblasted glass is defined by a series of chips in a concentrated area as determined in the discretion of the inspector, using commercially acceptable standards.

¡                  Any windshield with etched glass. Etched glass is defined as acidic, caustic or abrasive material/item (e.g. wiper or scraper) damages or cuts away at surface of windshield.

¡                  Any chip greater than 3/16 of an inch

¡                  Five chips greater than 1/8 of an inch

¡                  Two or more chips 1/8 to 3/16 of an inch in the driver’s side wiper area

o                The following damages are acceptable and are non-chargeable:

¡                  Any pinpoint chip less than an 1/8 of an inch

Aftermarket Equipment

•                  Aftermarket parts or accessories (i.e. navigational systems, security systems, pick-up truck bed liners, running boards, etc.) installed by the Account must have Chrysler Remarketing approval prior to installation.  Drilling, electrical modifications, etc., without prior approval will render the vehicle Commercially Unacceptable.

•                  Account installed security devices on the steering column must be color coordinated with the interior.  If removed, the Account is responsible for all repairs necessary to return the vehicle back to its original condition.

•                  Vehicles equipped with any aftermarket ignition lock devices will be Commercially Unacceptable and removed from the Program.

Decals

•                  All internal and external decals must be removed from the vehicle prior to turn in.

•                  A $35 decal removal fee will be charged if all exterior nameplates, stickers, and Account identification are not removed from the vehicle. This will not be charged against the deductible. However, if you attempt to remove the decal and damage occurs it will be charged against the deductible.

Chargeable Damage

Vehicle inspection will determine unrepaired chargeable damage (other than normal wear and tear) and parts and accessories requiring replacement.  A charge will be made for any unsatisfactory repairs or unacceptable parts.  Previous repair orders must be accessible and furnished upon request by Chrysler or the inspection vendor.

Charges for parts will be at the retail price, less 18%, as listed in the current Mitchell Manual, unless the parts are listed on the Chrysler Standardized Parts Guide (Exhibit F).  The actual prices listed are to be used on the CR without adjustment.

Paint hours will be taken from the current Mitchell standard paint guide.

Vehicle Damage

•                       Hidden damage due to poor previous repair(s), discovered after the CR has been signed off, will be subject to Account chargeback at actual auction repair costs or the vehicle will be rejected as Commercially Unacceptable.

•                       Any hidden damage and its corresponding repair cost will be subject to a review by the Account upon notification by Chrysler or the auction.

•                       Vehicles with hidden damage, or out-of-warranty conditions not identified until after the unit is sold at auction, will be repurchased by the auction and will be removed from the Program.  Upon notification by a Chrysler representative, the Account will be charged back for all repurchase costs.  If the Account does not remit payment on a timely basis (30 days) the Fleet Program administrator reserves the right to deduct the amount from the next GDP payment.

•                       Repair orders for previous work performed will be requested if the dollar amount disclosed appears too high or too low based on the visual inspection or the disclosed damage area/repair amount appear significantly out-of-line.

•                       No portion of the unibody construction of a vehicle can be fully or partially replaced or repaired. These panels include but are not limited to the roof panel, roof panel support rails, floor panels, cowl subassembly, A, B, & C

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pillars, frame, rear-most framework, or any other part of the unibody.  Vehicles with these conditions will be rejected as Commercially Unacceptable.

•                       Transportation damage prior to a vehicles return to a MY is the responsibility of the Account.

•                       No vehicle shall have fire or water damage.  Minor fire damage repaired under Chrysler warranty is acceptable.

•                       Any missing parts or damage (with the exception of hidden damage), incurred after inspection signoff at a MY is the responsibility of Chrysler.

Repairs and Maintenance

Repaired damage or replacement of the components listed below will be acceptable, only if the inspection vendor is advised of repair and provided a copy of the repair order(s) at the time of turn in at the MY.

•                       Radiator core support, including the upper and lower tie bars, center support, or side baffles.

•                       Frame Rail Extensions (Ears) – on frame vehicles, that area at the end of the frame rail to which the bumper, reinforcement, or isolators attach.

•                       Engine cradle – replace only, NO REPAIR.

•                       Rear Body Panel

Chrysler reserves the right to reject vehicles for non-disclosure of repairs at any time up to and including the retail sale of the vehicle.

Paintless Dent Repair (PDR) prior to vehicle return is acceptable. Drilling of holes into structural components in order to gain access is unacceptable.  Drilling holes into the hood, deck lid, roof, and doors will deem the vehicle Commercially Unacceptable.

PDR is acceptable on roofs only if the adhesive is not broken between the inner roof and the roof rib structure.  It may be necessary for the inspection company to remove the headliner to inspect for structural damage.  The cost of this removal and installation is the responsibility of the Account.

With the exception of skim coat (maximum 40 mils), body filler repairs are not acceptable on the roofs of vehicles.

Vehicles may not have total prior damage, plus current CR repairs over the following limits:

•                       $2,200 on, Fiat 500, Dodge Dart, Jeep Compass and Jeep Patriot

•                       $2,700 on Dodge Avenger, Chrysler 200 Sedan, Chrysler 200 Convertible, Fiat 500L

•                       $3,200 on Dodge Journey, Chrysler 300, Dodge Charger, Dodge Challenger, Dodge Grand Caravan, Chrysler Town & Country, Jeep Wrangler, and Jeep Cherokee

•                       $3,700 on Ram Trucks, Jeep Grand Cherokee, and Dodge Durango

Prior repairs are based on current auction labor rates, including parts, except airbags, windshields, and tires and wheels (excluding paint materials).  The $400 deductible will not be applied against the repair total.

With the exception of windshield replacement, flat tire repair, and jump starting a battery, no other on lot repairs will be allowed.  Vehicles requiring any other Account-made repairs, including bodywork and PDR must be completed prior to return.

Previous repairs are to be identified and the repair order(s) must be made available at the time of inspection if requested by the inspection vendor. The inspection vendor will have the right to request repair orders to ensure repair damage does not exceed previous repair maximums.  The Account has three (3) business days from inspection to provide a repair order.  If a repair order is not received the vehicle will be placed in a “Withdrawn” or the vehicle may be classified as Commercially Unacceptable if the damage exceeds the maximum GDP limits.

Repair estimates are not acceptable.

See Normal Wear and Tear for more information on sheet metal and paint repairs.

Condition Reports

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The inspection will determine the vehicle condition.  The vehicle condition will fall into one of the following categories:

•                  Acceptable –A vehicle is deemed “Acceptable” if after inspection it is determined all repairs, replacements, etc., have been noted and all other criteria have been met.  An acceptable vehicle is ready for delivery to auction for sale.

•                  Withdrawn – A vehicle is “withdrawn” if it is removed from the MY by the Account. The Account must determine if a vehicle is to be “Withdrawn” for repairs. Examples are as follows:

o                Vehicles which have a repaired or replaced odometer without a Federal Odometer Statement and/or missing odometer change sticker

o                Vehicles with missing or mismatched seats

o                Vehicles with sub-standard repair, or those requiring substantial amounts of rework, will be withdrawn.

o                Vehicles inspected for a third time and not determined to be acceptable will be deemed Commercially Unacceptable.

o                The Account will be responsible to repair or replace tires that will not hold air.

•                  Vehicles in this category will have to be re-inspected after conditions have been corrected and will receive a new MY arrival date. A $50.00 re-inspection fee will be applied upon return.

•                  Fee Option – The Account may return a vehicle and pay a fee option of $100 per vehicle for acceptable vehicles having $500 or more of repair, paint and refinish damage (excluding parts) listed on the CR.  This is in addition to any charges for repairs and this option is not refundable.

•                  Commercially Unacceptable – Vehicles will be deemed Commercially Unacceptable if they have water damage or fire damage (excluding minor warranty repair), missing, altered, or incorrect VIN plate, roof structure damage, aftermarket ignition lock device, evidence of odometer tampering, have a restricted warranty by Chrysler, or do not conform to the Manufacturer’s maintenance schedule.

o                Also Commercially  Unacceptable are those vehicles which have a damaged frame/unibody (repaired or unrepaired), except core support, front frame rail extensions or rear body panel, damage to welded panels, or any major structural damage or vehicle damage that compromises the integrity of the vehicle.  Frame/Unibody damage is defined as damage which affects the structural integrity of the vehicle, where the original shape of the body/frame member is altered due to a collision or improper repair.

o                Any vehicle that is determined by the inspection vendor to be Commercially Unacceptable will not be sent to the auction and the Account will be notified to pick up the vehicle.  The vehicle must be removed from the MY within ten (10) business days from the inspection.  The inspection vendor will provide a reason for classification in the comments section of the CR. Once a vehicle is determined as Commercially Unacceptable it is no longer eligible under the Chrysler GDP.

Chrysler reserves the right to resolve any questions or disputes arising under the Program in its sole discretion; and, in making application under the Program, participants agree to accept Chrysler’s decision, which shall be final.

Vehicle Integrity

Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for rejecting the vehicle as Commercially Unacceptable.  Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle, is acceptable on the following components:

•                       Floor panel / Truck floor

•                       Mid-rail assembly

•                       Outer rocker panels / Pinch welds

•                       Frame rails / Rail extensions

•                       Sub-frame assemblies (engine cradles)

•                       Spare tire well

Minor repairs to the outer rocker panel, up to a maximum of four (4) repair hours, will be acceptable.  Vehicles with such repairs exceeding four (4) repair hours will be Commercially Unacceptable.

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SECTION V - NORMAL WEAR AND TEAR

Listed below are normal wear and tear terms and conditions that are acceptable on turn-in vehicles.  All damage beyond normal wear and tear conditions described below will be charged back to the Account.

Damage Types

•                       Abrasion – A scratched or worn area of the finish (either paint, clear coat, or chrome) that does not penetrate through the finish into the base material of the part or panel.

•                       Chip – A chip is a confined area where material has been removed from the finish or base material.

•                       Dent – A depression of any size in the panel material (whether metal, composite, or other) with or without paint damage.

•                       Palm Dent – Small, shallow dents generally in an area associated with a door or tailgate handle.

•                       Ding – Most commonly defined as a small dent, one inch or less in diameter, with or without paint damage.

•                       Gouge – An area where the damage has penetrated the finish and scooped out, or removed, a portion of the base material of the paint or panel.

•                       Scratch – A thin, shallow cut in a surface that may or may not penetrate the finish and leave an impression in the base material of the part or panel.

•                       Scuff – A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

•                       R & I – Remove and Install – Repairs in which the original damaged part/panel can be removed from the vehicle, repaired, and then reinstalled on the vehicle.

•                       R & R – Remove and Replace – Repairs in which the original damaged part/panel cannot be repaired.  The part/panel is removed and replaced with a new part/panel.

•                       PDR – Paintless Dent Removal. The PDR process is utilized to repair various sizes of dings and dents along with minor creases, shallow palm prints, and profusions.

Paint and Sheet Metal

The following conditions are acceptable with regard to sheet metal and paint:

•                       A maximum number of two (2) dents per panel (without paint damage) are allowed; each must qualify for PDR and be no larger than 1 inch in diameter.

•                       If a panel has one (1) dent (with paint damage) not larger than 1 inch, then that damage should be a no-charge.

•                       If a panel has two (2) or more dents that can be repaired by PDR and one (1) of the dents has broken paint, only through the base coat and not through the primer, a charge of $55 for PDR and .5 hr., or $17.50, for touch-up should be charged on that panel.

•                       A dent is acceptable on a body line as long as the damage is no larger than 1 inch in diameter and is in an area shown in the PDR book as PDR accessible.  Damage to the body line must not be a sharp crease.  If the damage on the body line is in an area that is not accessible, and falls within the guidelines of chargeable damage due to the size or number of dents then the appropriate body and paint times will be charged.

•                       Any exterior panels with chips up to three (3) per panel are acceptable.

•                       Scratch damage to the clear coat that does not penetrate the color coat and can be removed in the reconditioning process, is acceptable.

•                       Chips to the door edge that do not reach the flat surface are acceptable.

Chips and scratches that exceed the guidelines outlined above will be changed for panel refinish when appropriate.

Hail Damage

Hail Damage will be evaluated by the following criteria:

Severity	Criteria	Charge
Light Hail Damage	< 5 dents per panel, each dent <0.5” in diameter, on < 2 panels	PDR ($55/panel) – Repairable and will not require announcement
Severe Hail Damage	> 5 dents per panel, any dents > 0.5” in diameter, on > 2 panels	Commercially Unacceptable – Even if repairable, it must be announced

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Chrysler Auction Specialist/Regional Manager maintains final say on the severity of the hail damage.

Vehicles with bumper damage confined to either the right, center, or left of the bumper may qualify for a partial repair.  A partial repair can only be considered when there is damage confined to one of the “1/3 bumper” sections.

Any damage to the convertible hard top requiring paint repairs will require all three (3) sections of the top to be painted to ensure color match.

If the damage on the body panel is within two (2) inches of the door handle, body side molding, or the window belt molding, then the appropriate R&I and/or R&R time from the Mitchell manual will be charged.

If there are questions that the Account and the inspection vendor cannot resolve, they may request a Dent Wizard or Dent Demon technician to arbitrate.

Wet Sanding Time

•                       In certain instances, wet sanding time will be charged at Chrysler auction labor rates to remove or reduce some scratches.

•                       If more than four (4) panels are charged on a vehicle to Wet Sand and Buff, then a maximum of $100.00 will be charged on that vehicle to cover all panels.

Touch-Up

Touch-up charges are 0.5 labor hours, or $17.50 per panel.  Touch-up will be used for any heavy scratch (not through the primer) damage measuring less than two (2) inches.

Bumpers

Bumper Cover Inspection Guidelines

Damage on the lower section of the bumper cover will be charged.  In addition, tears, rips, and holes in the underside of a bumper cover will be charged.

Bumper Paint Charge

Bumpers will be divided into three equal sections.  If the damage is in one section only, a partial bumper charge applies.  The partial bumper paint charge is $95 for painted and $150 for textured bumpers.

The term “base coat”, refers to the paint on the bumper fascia which, if intact, would not require any repair.  This guideline refers to the paint being removed or scraped off, but with no damage to the material that makes up the fascia.  Minor scratches in the base material that will be corrected during normal paint prep will not be charged for repair time.  This would include minor sanding to feather the edges that would make the bumper material suitable for color coat. Any deep scratches or gouges require a repair time charge.

A full bumper charge applies when damage is in more than one area.  If the bumper has a tear, rip, hole, or is deformed, (of any severity) a full bumper paint charge applies.

Front and Rear Bumpers

•                       Bumper damage of heavy scratch, with a severity of 4 inches or less, is acceptable.

•                       Bumper damage of multiple heavy scratches with a quantity of two or less, that penetrate the color coat, (exposing the back bumper material, but not penetrating the back base material) and that would require filler, are acceptable.

•                       Bumper damage of chipped, or multiple chips with a quantity of 2 or less, is acceptable.

•                       Three screw and license plate indentations are acceptable as long as they do not penetrate the base coat.

•                       Cracked, gouged or broken bumpers, regardless of location, will be chargeable as a repair or replacement.

•                       Minor indentations in the rear bumper cover, directly below the trunk opening, without paint damage, are acceptable and should be non-chargeable.

•                       Crack(s) in the bumper not exceeding a total combined length of four (4) inches; or a puncture, not exceeding one inch; or a maximum of two dents, individually not exceeding two (2) inches in diameter and confined to 1/3 of the bumper area as described above; will be charged a repair fee of $125.00 for painted bumpers or $175.00 for textured bumpers.

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•                       Bumpers that are both painted and textured will be treated as separate chargeable bumpers and charged the full repair amount for each panel if the damage follows the above guidelines.

•                       A maximum of two (2) dents are allowed that are individually no larger than one (1) inch in diameter and do not damage the paint or chrome on metal bumpers, otherwise a bumper replacement will be charged.

•                       Any bumper damage that removes any of the chrome plating will be charged for a bumper replacement.

If the front bumper cover has gouges, or the cover is deformed within two (2) inches of the front grille, then the appropriate Remove and Install time will be charged for the grille.

Bumpers with fog lamps will only be charged for Remove and Install if necessary.

Love Bug/Insect Damage

Paint damage to bumpers, hoods, or other panels caused by love bugs or other insects will be subject to the paint repair times published in the current Mitchell standard paint guide.

•                       No-charge Bug Damage (to be noted as “Light Bug Damage” on the CR and N/C) if:

o                Bug Damage (which will come out with normal reconditioning or a wet sand and is deemed “Acceptable”)

•                       Chargeable Bug Damage

o                Moderate Bug Damage (fender, hood, roof, deck lid, bumper).  The maximum amount charged will be limited to wet sand and buff for each panel of damage.

o                Severe Bug Damage (which will require a refinish or other repair in excess of normal conditioning or a wet sand to repair and is subject to Mitchell’s paint times).

Wheels

Wheel damage will be evaluated by the following criteria:

Severity	Criteria	Charge
Normal Wear and Tear

Light scratches or scuffs to the surface which do not penetrate the base material or which penetrate the base material provided they are limited to the outer 1” of the wheel and do not exceed 1/3 of the wheel in circumference.

No Charge
Excessive Wear and Tear	Multiple scratches, scuffs or gouges or a significant singular scratch, scuff or gouge that penetrate(s) the base material or deface(s) the surface of the wheel	$100.00 Wheel Repair, against deductible
Damaged, Needs Replacement	Bent, cracked, dented, or material missing from the wheel or damage to chrome, chrome clad or polished wheels which cannot be repaired	See Exhibit F for Replacement Pricing

Convertible Tops

The following conditions are acceptable with regard to convertible tops:

•                       Stains that can be removed by normal reconditioning.

•                       Abrasions that are not visually offensive.

Top structure must be operational and not damaged.

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Black Door Appliqué and Convertible Quarter Appliqué

•                       A maximum number of one (1) dent per appliqué. The dent may be no larger than 1-inch in diameter and show no signs of broken paint.

•                       If the damage is outside these guidelines, replacement costs and labor will be charged.

Body Side Moldings

•                       Body side moldings having a gouge up to 1 inch are acceptable.

•                       If the molding has the damage of a gouge greater than 1 inch, the charge will be for replacement.

•                       A charge of touch-up (which is .5 hr. or $17.50) should be charged if the damage is between 1-4 inches.

•                       Body side moldings must be charged Remove and Replace.

Interior Damage

Singes:

Location	Size	Charge
Cloth seats/soft trim	< 1inch > 1 inch	No charge $125.00 per panel
Leather seats/hard trim	< 1inch > 1 inch	No charge $125.00 per panel
Carpets	< ½ inch > ½ inch	No charge Panel Replacement

Burns:

Location	Size	Charge
Cloth seats/soft trim	< ½ inch-one > ½ inch or multiple	$45.00 $125.00 per panel
Leather seats/hard trim	< ½ inch-one > ½ inch or multiple	$45.00 $125.00 per panel
Carpets	< ½ inch > ½ inch	No charge $125.00 per panel

Stains:

Location	Size	Charge
Cloth seats/soft trim	Removed during normal reconditioning Any bleaching or dying required Damaged or missing fabric	No charge $55.00 per section Section replacement
Leather seats/hard trim Leather seats/hard trim	Removed during normal reconditioning Any bleaching or dying required Damaged or missing fabric	No charge $55.00 per section Section replacement
Carpets	Removed during normal reconditioning Any bleaching or dying required Damaged or missing fabric	No charge $55.00 per section Section replacement

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Tears/Cuts:

Location	Size	Charge
Cloth seats/soft trim	< ½ inch-one > ½ inch or multiple	No charge $85.00 per panel
Leather seats/hard trim	< ½ inch-one > ½ inch or multiple	No charge $85.00 per panel
Carpets	< ½ inch > ½ inch or multiple	No charge $85.00 per panel

Roof Damage (excluding hail damage)

Dent Wizard or Dent Demon can be utilized for estimates for cost of non-conventional repair on any dents as applicable.

Any repairs in excess of 8 hours may cause the vehicle to be Commercially Unacceptable based on the final determination by Dent Wizard or Dent Demon.

The above charges are for dent repair only and do not include repair times.

Minivan Stow ‘n Go Damage

Damage to the undercarriage/storage container (Stow & Go) will be charged for full replacement parts, repair and installation per Mitchell’s pricing.

The rental account can choose to accept charges or withdraw, repair and return the vehicle.

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SECTION VI – EXHIBITS & FORMS

2014 Chrysler GDP Rules	GDP Location Information Form	Steps to Apply for Web ID

Titles/Inspection Co./Trans	Auction & MY Location Directory	Standard Parts Pricing Guide

Standard Equipment Guide	Tire Replacement Price Sheet	Replacement Tire Size & Brand Guide

Wheel Damage Photo Descriptions

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SECTION VII – CHRYSLER REMARKETING TELEPHONE DIRECTORY

Daily Rental Sales – Caroline Costello	248-512-6219
Tarik Green	248-512-4619

Dealer Rent-A-Car (DRAC) – Tarik Green	248-512-4619

Auction Gener
al Questions	1-888-AT-AUCTION

SGS Title Center	704-997-1080

Guaranteed Depreciation Program and Dealer Rent A Car Program Questions	1-800-999-FLEET

Head of Remarketing– Mark Nagel	248-512-1688

Manager, Operations, Inspections and Vehicle Distribution – Mike Maurino	248-512-0649

Remarketing Logistics and Operations – Jill Fritsche	248-512-0691

Chrysler Fleet Remarketing Regional Managers
Great Lakes Regional / Remarketing Channels/Syracuse/Detroit – Kevin Vandenbussche	248-512-3916
East Regional Manager – Carlis Andrews	678-641-0169
West Regional Manager – Diane Alderton	253-651-4935
Central Regional Manager – Bud Place	248-613-9220

Fleet Program Administration / Finance – Diana Tabak	248-512-3440
Heather Olson	248-512-3903
GDP Payments
DRAC Payments
Interest Assistance
Auction Assistance Allowance
Transportation Allowance

Used Vehicle Pricing / Auction – Mike Maurino	248-512-4257

Fleet Finance / Auctions – Jed Shilling	248-512--0970
Auction Reimbursement
Sales Files

Chrysler Group LLC Approved Auctions /
Marshaling Yards / Transportation Companies	See included Telephone Directories

National Fleet Service /Regional manager (SWBC) – Bruce Shirey	512-964-3452

Warranty and Customer Support Manager – Todd McCall	248-512-2863

Chrysler Fleet Information Center	FAX # 800-262-6020

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2014 Chrysler Group LLC Guaranteed Depreciation Program Rules

May 17, 2013

PROGRAM ORDER CODE - 3SM

NVDR PROGRAM ORDER CODE - 37AER

GENERAL PROGRAM STATEMENT

This Program is intended to encourage the purchase and use of select Chrysler Group LLC vehicles in Daily Rental Service, by providing Registered Daily Rental Accounts a guaranteed depreciation rate on the program vehicle fleet and a variety of other assistance incentives. To be eligible, vehicles must be returned to and sold through a Chrysler designated auction.

DAILY RENTAL SERVICE

Daily Rental Service is defined as the rental of a car or truck on an hourly, daily, weekly, or monthly basis (excluding normal taxi cab usage) with no one vehicle (or combination of vehicles) rental to exceed three (3) months with any one renter.

ELIGIBLE ACCOUNTS

. Registered Daily Rental Accounts who meet eligibility requirements and purchase vehicles for use within the purchaser’s business entity or for lease to licensees or sub-licensees within the lessor’s singular system.

. Chrysler Dealers who meet eligibility requirements and purchase vehicles for use by their own respective daily rental operations.

. Chrysler Dealers who meet eligibility requirements and purchase eligible vehicles for lease (or sell with predetermined buy-back agreements) to one or more Registered Daily Rental Accounts.

MINIMUM PURCHASE

To qualify for this program, the eligible account must purchase a minimum of two hundred (200) 2014 model year Chrysler, Dodge, Jeep and/or Fiat vehicles.

ORDER PLACEMENT

All 2014 model year Fleet orders must be submitted a minimum of 75 days prior to the desired shipment date. Preferred shipment periods (PSP) may be used to plan future production. The PSP date targets the time frame for vehicle shipment from the respective assembly plant. For example, using a 04/01 PSP indicates a desire to have the vehicle shipped the first week of April. Chrysler attempts to honor PSP dates; however, this does not guarantee that a vehicle will be shipped within the requested time frame. All program vehicles must be ordered with the Program Code “3SM” to be eligible for this Program. Changes in Program designation and qualification will not be made after the vehicle is shipped. Each order must include the Registered Daily Rental Account’s five digit Fleet Account Number, and their three-digit Client Code (4 code). Chrysler Dealers qualifying under this Program must use their Fleet Account Number.

ORDER REQUIREMENTS

- A minimum of 70% of all 2014 model year orders must be invoiced by March 31, 2014. - GDP units require Minimum Equipment.

- Additional equipment may also be ordered with the prior approval of Fleet Operations and included in the capitalized cost of the vehicle.

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2014 Chrysler Group LLC Guaranteed Depreciation Program Rules

- Additional equipment/colors may be added or changed by Fleet Distribution based upon equipment availability and plant build-out requirements. This equipment will be included in the vehicle capitalized cost.

- Program vehicles returned to Chrysler designated locations must be ordered according to the color mix requirements.

- Units must be ordered from the factory. Out of stock sales are ineligible for this program. - Vehicles must be sold at Chrysler closed auction to be eligible for GDP protection.

NOTE: A special four (4) month program for seasonal areas will be allowed, but will incur six (6) months of depreciation.

SALES REPORTING

All GDP vehicle sales must be reported correctly through the Chrysler New Vehicle Delivery Report (NVDR) system with the Program Number 37AER coded in the program declaration section to be eligible for GDP incentive payments. The Daily Rental Account must use its five digit Chrysler Fleet Account Number in order to receive payments under this Program. All Daily Rental vehicles must be reported as Type Sale 7 – Rental.

IN-SERVICE REQUIREMENTS, MINIMUM/MAXIMUM USAGE TERMS

- For the purpose of this Program only, the “In-Service” date is the date the Dealer or drop ship location signs for receipt of the vehicle plus five (5) days (KZX + 5-days).

- The Minimum Usage Term is 180 days.

- The Maximum Usage Term is 450 days.

MAINTENANCE, REPAIR and COLLISION DAMAGE REQUIREMENTS

Maintenance, must be performed as directed in the maintenance section of the Owner’s Manual. Repair and Collision Damage should be performed in accordance with the Chrysler Group LLC Remarketing GDP Used Vehicle Return Process Manual. Accounts must maintain and provide evidence, upon request, that the Scheduled Maintenance items such as oil and filter changes have been completed based upon manufacturer’s maintenance schedule or as indicated by the vehicle’s “Timed Service Reminder” system. Vehicles that have not been maintained in accordance with the Owner’s Manual will be deemed commercially unacceptable and will not be eligible for return under this program.

OUT-OF-SERVICE AND VEHICLE RETURN REQUIREMENTS

Program vehicles must be returned to designated Chrysler approved return centers (auctions) or marshalling center to qualify for eligible allowances and GDP payments. Following Inspection and completion of a Condition Report, vehicles are ineligible for a Non Return Allowance (NRA).

Only 15% of a customer’s vehicles can be returned in the 4th Quarter of the calendar year.

If greater than 15% of a customer’s vehicles are returned in the 4th Quarter of the calendar year then each vehicle over the volume limit will incur a penalty of $40 per month for every month the vehicle has been in- service, per the following example:

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2014 Chrysler Group LLC Guaranteed Depreciation Program Rules

Vehicles ordered = 1,000 units

15% of total vehicles ordered = 150

Vehicles returned in 4th Quarter = 200

Vehicles over the 15% limit = 50

Vehicle in-Service time = 6 months

$40 X 6-months X 50 vehicles = $12,000

MILEAGE LIMITATIONS

- Between 0 and 30,000 miles, no charge will be assessed.

- A mileage penalty of thirty (30) cents per mile will be assessed for every mile in excess of 30,000 miles.

RELATIONSHIP TO OTHER PROGRAMS

Vehicles ordered under this 2014 Chrysler Group LLC Guaranteed Depreciation Program are ineligible for all other 2014 model year Fleet programs.

GUARANTEED DEPRECIATION - ELIGIBLE MODELS AND RATES

Subject to net fleet calculations, Chrysler guarantees that all eligible models qualifying under the provisions of this Program will not depreciate more than the rates indicated below on an accumulated gain/loss basis versus actual auction prices.

IN-SERVICE RETENTION INCENTIVE

Vehicles retained In-Service for 271 or more days will be provided a reduction of $2.50 per day in the Guaranteed Depreciation Daily Rate (or approximately $75 per month) listed below. This reduction is retroactive to the 241st day after the In-Service date. Vehicles must be sold at Chrysler closed auction to receive the In-Service Retention Bonus.

TRANSPORTATION ALLOWANCE

Transportation Allowance will be set at a flat rate of $20 per vehicle with the following exception: Hawaii and Alaska vehicles will be handled through a separate program ($500 per vehicle and customer must contact Chrysler Group LLC Remarketing to determine Auction location for turn-in).

AUCTION ASSISTANCE

Auction Assistance ($165 per vehicle) will be deducted from the Auction proceeds at time of sale and then reimbursed to customer when the Net Guarantee Payment is made.

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2014 Chrysler Group LLC Guaranteed Depreciation Program Rules

In-Service Requirement: Minimum 180 days / Maximum 450 days

2014 MY Vehicle	Monthly Rate	Daily Rate
Compass	$390	$12.82
Patriot	$390	$12.82
Avenger	$400	$13.15
200	$400	$13.15
200 Convertible	$400	$13.15
Charger (excluding Police)	$415	$13.64
300 (All Models)	$415	$13.64
Challenger (All Models)	$450	$14.79
Journey	$375	$12.33
Dart	$370	$12.16
Grand Cherokee (excluding SRT)	$450	$14.79
Durango (excluding Special Service)	$450	$14.79
Ram 1500 *	$450	$14.79
Fiat 500 (All Models)	$295	$9.70
Grand Caravan (excluding Caravan C/V)	$430	$14.14
Town & Country	$420	$13.80
Cherokee	$420	$13.80
ProMaster	$450	$14.79
Wrangler	$450	$14.79

* Ram 1500 models DS1H41 and DS6H41 only. Ram 2500 / 3500 / 4500 / 5500 are ineligible for the 2014 MY GDP program.

INELIGIBLE VEHICLES

Any vehicle described below shall be an ineligible vehicle under this Program and no payment shall be made for such a vehicle.

1.         Vehicles sold or leased to tax exempt and/or state, local, or federal government agencies.

2.         Vehicles sold or leased to public utilities or taxicab companies. Special exception: 2014 Model Year Chrysler 300 vehicles used in livery service will be eligible under the Guaranteed Depreciation program.

3.         Units receiving allowances under any Fleet Purchase Program.

4.         Dealer Rent-a-Car (DRAC) vehicles.

5.         Dealer vehicles used as demonstrators, service replacement cars, employee cars, promotional vehicles, or any other type of daily rental account or dealer usage, other than bona fide rental usage.

6.         Units that receive any retail incentive program benefits.

7.         Vehicles removed by the Dealer or Daily Rental Account from Chrysler designated auctions, or sold at any auction location other than the Chrysler designated auction.

8.         Vehicles used in normal shuttle, bussing, or towing service.

9.         Vehicles used in the state of Hawaii, unless operating under a pre-approved arrangement.

LIMITED AVAILABILITY

Production volume is limited. Qualification in this program is dependent on allocation, production and final shipment of GDP program vehicles.

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2014 Chrysler Group LLC Guaranteed Depreciation Program Rules

GUARANTEED DEPRECIATION PAYMENTS

Based on its Out-of-Service records and Chrysler designated auction results, Chrysler will process the following by VIN:

- Transportation Allowance ($20 per vehicle) *

- Auction Assistance ($165 per vehicle)

- In-Service Retention Bonus (TBD based on days in-service)

- Mileage Penalty (TBD based on mileage at vehicle turn-in)

- Net Guarantee Payment (TBD based on actual sale through Auction)

* Hawaii and Alaska vehicles will be handled through a separate program ($500 per vehicle and customer must contact Chrysler Group LLC Remarketing to determine Auction location for turn-in).

NOTES:

- Depreciation will begin with the delivery date (KZX) + 5 days.

- Depreciation will cease upon the latest of out-of-service date, inspection sign off date if greater than 3 days after out of service date or title received date. The Days in Service date is calculated as follows: Out-of-Service date less In-Service date + 1 day. Example: vehicle in-service date is August 1, 2012 and out-of-service date is February 28, 2014. Total days of depreciation equals 212-days.

- Guaranteed Depreciation Payments will ONLY be made through Electronic Funds Transfer. Please refer to EFT Application Instructions and Enrollment Form.

AUDIT AND VERIFICATION OF RECORDS

Chrysler Group LLC maintains the right to verify reported purchases, leases and retention periods by examination of the Dealer’s and Fleet Account’s business records. By participating and receiving such credits and/or cash payments under this Program, the Dealer and Fleet Account agree to retain all necessary business records to support such credits and/or cash payments for at least two years following the date of any credits and/or cash payments and grants to Chrysler Group LLC the right to audit such business records and charge back unsupported and improper credits or payments.

All invoice credits and/or cash payments made under this Program are conditional. If, upon audit, Chrysler Group LLC determines that the Dealer and/or Fleet Account has not fully complied with all of the terms and conditions of this Program, Chrysler Group LLC will charge back any and all credits or payments made to the Dealer on behalf of the Registered Fleet Account or to the Fleet Account directly. The Dealer and/or registered fleet account will be notified by Chrysler Group LLC’s credit department of the amount due Chrysler Group LLC. Payment is due within 30 days of receipt. Dealer and/or Registered Fleet Account may also be disqualified from future participation in Chrysler Group LLC fleet programs.

Chrysler Group LLC reserves the right to determine eligibility, fulfillment, and resolve any questions or disputes arising under the Program or subsequent audits. By making application under the Program, participants thereby agree to accept Chrysler Group LLC’s decisions, which shall be final. Chrysler Group LLC in its sole discretion and without notice reserves the right to cancel, amend, or modify this Program at any time.

PROGRAM TERMINATION

This Program terminates in its entirety on January 31, 2016. All claims and disputes must be made and settled by this date. No program payments will be made after this date.

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2014 Chrysler Group LLC Guaranteed Depreciation Program Rules

2014 GDP PROGRAM VEHICLE MIX REQUIREMENTS

Vehicle	Minimum	Maximum
Avenger / 200 Sedan
200 Convertible		5%
Charger / 300	15%
Grand Caravan / Town & Country	30%
Durango / Grand Cherokee		5%
Journey	15%

2014 GDP PROGRAM BRAND MIX REQUIREMENTS:

Avenger / 200 Sedan	60% Dodge Avenger
40% Chrysler 200

Grand Caravan / Town & Country	40% Dodge Grand Caravan
60% Chrysler Town & Country

Charger/300	60% Dodge Charger
40% Chrysler 300

2014 GDP PROGRAM MODEL & VEHICLE ELIGIBILITY REQUIREMENTS:

The following models and vehicles are currently not available in the 2014 GDP program:

•     Compass 4X2 models

•     Patriot 4X2 models

•     Grand Cherokee SRT model

•     Ram 2500/3500/4500/5500 Pickup and Cab & Chassis

•     Ram C/V (RTKE53)

•     Dodge Charger Police

•     Dodge Durango Special Service

The following models are “limited availability” in the 2014 GDP program:

•     Dodge Challenger

•     Jeep Patriot

•     Jeep Compass

•     Challenger

•     Jeep Cherokee

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2014 Chrysler Group LLC Guaranteed Depreciation Program Rules

2014 GDP PROGRAM VEHICLE COLOR REQUIREMENTS:

The paint choices listed by body model in the 2014 MY code guides are all available for GDP ordering with an appropriate mix. In the Northeast, there should not be more than 5% of the total GDP volume with the color Black. No one color should exceed 20% of total rental fleet or total family line ordered.

2014 GDP PROGRAM MINIMUM EQUIPMENT REQUIREMENTS:

The requirements below are in addition to Standard Equipment (see Code Guide for package content and standard equipment).

Body Model	CPOS	Engine	Options

Fiat 500 Hatchback *

FFFH24 (Sport)	22D	1.4L I4	TBC, 50% GWL

* Only the following colors are available under the 2014 GDP program: Black (PXR), Red (PR1), White (PW3), Light Green (PGA), Silver (PS2), Blue (PBP). Only a maximum of 15% Black (PXR) within the order.

Fiat 500C Cabrio *

FFFL27 (Pop)	22A	1.4L I4	TBC, WJC

* Only the following colors are available under the 2014 GDP program: Black (PXR), Red (PR1), White (PW3), Light Green (PGA), Silver (PS2), Blue (PBP). Only a maximum of 15% Black (PXR) within the order.

Jeep Compass 4X4
MKJM49 (Latitude)	26B	2.4L I4	CDL

Jeep Patriot 4X4
MKJM74 (Latitude)	26B	2.4L I4	CDL

Dodge Avenger
75% JSDE41 (SXT)	27U	3.6L V6	MJF, 50% GWG
25% JSDE41 (SXT)	24U	2.4L I4	MJF, 50% GWG

Chrysler 200
75% JSCE41 (Touring)	27U	3.6L V6	MJF, 50% GWG
25% JSCE41 (Touring)	24U	2.4L I4	MJF, 50% GWG

Chrysler 200 Convertible *
JSCL27 (Touring)	27V	3.6L V6	MJF

* Only 3.6L V6 vehicles are eligible under the 2014 GDP program. 2.4L I4 vehicles are ineligible under the 2014 GDP program.

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2014 Chrysler Group LLC Guaranteed Depreciation Program Rules

Body Model	CPOS	Engine	Options

Dodge Charger
50% LDDM48 (SE)	27G	3.6L V6
Or LDEM48 (SE AWD)	27G	3.6L V6
50% LDDS48 (SXT)	27H	3.6L V6	50% GWA
Or LDES48 (SXT AWD)	27H	3.6L V6	50% GWA

Dodge Challenger *
LCDH22 (SXT)	26E	3.6L V6	XAA

* Dodge Challenger R/T (LCDP22) is limited availability and must have GWA and XAA.

Chrysler 300 *
LXCH48	27F	3.6L V6	XAC, 50% GWJ

* Chrysler 300 AWD (LXFH48) is also available and must have AJV, XAC and 50% GWJ.

Dodge Journey *
75% JCDE49 (SXT)	28E	3.6L V6	AGV, AFB
25% JCDE49 (SXT)	22E	2.4L I4	AGV, AFB

* Dodge Journey SXT AWD (JCEE49) is also available and must have AGV and AFB.

Dodge Grand Caravan *
RTKM53 (SXT)	29R	3.6L V6	AJP, JPR, AMV, 50% AT1

* AMV (Rear Park Assist Package) is late availability. Vehicles can be ordered without this Option but once available then it must be added to the order.

Chrysler Town & Country *
RTYP53 (Touring)	29K	3.6L V6

* Chrysler Town & Country Limited (RTYS53) is also available for ordering.

Jeep Cherokee *
80% TBD	N/A	N/A	N/A
20% TBD	N/A	N/A	N/A

* Maximum ******* purchased under 2014 GDP Program.

Ram ProMaster *
80% TBD	N/A	N/A
20% TBD	N/A	N/A	N/A

* Minimum ********* purchased under 2014 GDP program.

Jeep Grand Cherokee 2WD *
WKTH74 (Laredo)	30% 26E	3.6L V6	AAE, TBB
	70% 26X	3.6L V6	AAE, TBB, JRC, 50% GWA

* Maximum 25% 2WD of total Grand Cherokee purchased under 2014 GDP program.

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2014 Chrysler Group LLC Guaranteed Depreciation Program Rules

Body Model	CPOS	Engine	Options
Jeep Grand Cherokee 4WD *
WKJH74 (Laredo)	30% 26E	3.6L V6	AAE, TBB
	70% 26X	3.6L V6	AAE, TBB, JRC, 50% GWA

* Minimum 75% 4WD of total Grand Cherokee purchased under 2014 GDP program.

Jeep Wrangler all models	N/A	N/A	N/A

Dodge Durango RWD *
WDDH75 (Crew)	26E	3.6L V6	50% GWA and AEK

* Maximum 25% RWD of total Durango purchased under 2014 GDP program.

Dodge Durango AWD *
WDEH75 (Crew)	26E	3.6L V6	50% GWA and AEK

* Minimum 75% AWD of total Durango purchased under 2014 GDP program.

Ram 1500 Quad Cab 2WD
DS1H41 (SLT)	N/A	N/A	N/A

Ram 1500 Quad Cab 4WD
DS6H41 (SLT)	N/A	N/A	N/A

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2014 Chrysler Group LLC Guaranteed Depreciation Program Rules

Chrysler Group LLC – Checkwriter

EFT Application Instructions

Electronic Funds Transfer is a payment option offered to customers of Chrysler Group LLC. If the customer is eligible for additional incentives under the Guaranteed Depreciation Program then the successfully application submission and electronic receipt acknowledgement must be completed in order to receive these additional incentive payments. Payments will be electronically deposited to the financial institution indicated on your application and statements representing payment detail will be forwarded to the customer address of record on the application.

Payments made in U.S. funds can be directed to your U.S. bank of choice. The U.S. bank must be an ACH member (Automated Clearing House). Canadian-funded payments can only be directed to a Canadian bank/financial institution. Notification/acknowledgement of deposit will be in accordance with the practices of individual banking institutions.

How to Order

•                 The customer completes the EFT application. The bank Routing Number or ABA number / Transit number can be obtained from the customer’s Account Officer at the banking institution.

•                 The form must be signed by a financial officer of your company.

•                 The customer submits the completed form along with a copy of the signing officer’s business card to Chrysler Group LLC Accounts Payable. (email and/or fax per the information below)

Account Validation

•                  A test payment of $0.05 is created and electronically forwarded into the respective banking system. A printed statement notifying the customer of our attempted deposit is typically mailed two days prior to receiving the EFT payment.

•                 The customer is then required to acknowledge receipt of a successful $0.05 deposit.

•                  After confirming with your bank that the $0.05 payment has been deposited in your account, the Chrysler Group LLC statement can be used as the instrument of confirmation. Please be very specific that the $0.05 payment was “successfully deposited”, sign the document and include your customer code.

•                  Once the acknowledgement is received and acted upon, all future payments will be electronically transferred. Any supplier payment inquiries should continue to be routed to the sponsoring Chrysler Group LLC department.

Email the EFT application to:	Fax the EFT application to:
Chrysler Group LLC	Chrysler Group LLC
Checkwriter/EFT Coordinator	Checkwriter/E FT Coordinator
checkwriterhelp@chrysler.com	(801) 236 – 3784

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2014 Chrysler Group LLC Guaranteed Depreciation Program Rules

Chrysler Group LLC - Checkwriter/EFT

Attention: Accounts Payable - Electronic Funds Transfer

Vendor Number:           F F ------------------------------  0 F

(input the 5-digits of your Fleet Account Number in the blank spaces)

Chrysler Department:          Fleet Finance

Customer Name:

Customer Address:

City, State, Zip Code:

Name of Company President: _________________________ Fax:

E F T    C o n t a c t    P e r s o n:        P h o n e :

EFT Email Address:

(will be used for remittance detail if applicable)

EFT Type:			Initial Electronic Funds Application
☐	Change Electronic Funds Transfer Information

Name of Financial Institution:

Account Number:

City, State, Zip Code:

Type of Account:	Checking	☐	Savings ☐

U.S. Bank’s Routing Number:			-------

(mandatory 9-digits)

Canadian Bank Routing:			-----------------------------
	(Bank Code)		(Branch/Transit Number)

Applicant’s Signature:  __________________________________Date: ________________

(Company’s Financial Officer signature required if applicable)

A p p l i c a n t ’ s    N a m e :        ( p l e a s e    p r i n t    n a m e )

Email completed form to: checkwriterhelp@chrysler.com	Fax form to: (801) 236 - 3784

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2014 Guaranteed Depreciation Program Used Vehicle Return Process & Rules

Exhibit B

GDP Vehicle Location Information Form

GDP Vehicle Location Code for New Fleet Account Number

The following information MUST be completed by a New Fleet Account Number in order to make their GDP vehicles eligible for sale at approved Chrysler Group LLC Auctions:

Fleet Account Number

Fleet Account Name:

Location Address:

Location Phone:

Location Code:

Location Code is assigned by the Fleet Account and can be any combination of one (1) to six (6) letters and/or numbers.

Location Contact:

Location Email:

** All new accounts must confirm receipt of document contacting Kevin Vandenbussche

Phone:	(248) 512-3916

Email:	kmv1@chrysler.com

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2014 Guaranteed Depreciation Program Used Vehicle Return Process & Rules

Exhibit C

Steps to Apply for a Chrysler Fleet Web ID

Chrysler Fleet Web ID

Once you have a Fleet Account Number assigned you can apply for a Fleet Web ID from the main webpage by clicking the red link in the top right hand corner just bellow the login area titled “Get a Fleet Web ID”. This ID will grant you access to the secured areas of the Chrysler Fleet Operations website.

www.fleet.chrysler.com > Get a Fleet Web-ID

If for some reason you are unable to find this the red link “Get a Fleet Web ID”, you can also navigate to the following to apply for a Web ID:

www.fleet.chrysler.com > Customer Resources > Fleet Web ID Enrollment > Click Here

Once you have accessed the web application for a Fleet Web ID you will need to enter the following information:

First & Last Name

Company Name (must match Company name on Fleet Account Number)

FAN (Fleet Account Number)

Email Address (must be active and valid as this will our only way to notify you of what your Web ID is) Phone Number

After submitting the request it takes up to 48 hours to get your Web ID. Please note Holidays & Weekends it may take a little longer as no one will be in the office to process your request.

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2014 Guaranteed Depreciation Program Used Vehicle Return Process & Rules

Exhibit D

Title Center / Inspection Companies / Trucking Companies

SECURITY

Rental Account Corporate Offices have received secure usernames and passwords for access to the Remarketing website.  In order to personally access the page, contact your corporate offices to determine your individual eligibility and to arrange for a personal user name and pass word.

If you have any questions regarding access, use of, or navigating within the inspection company website, please call one of the contacts listed below:

TITLES

SGS TITLE CENTER OPERATIONS
9805-L Northcross Center Court
Huntersville, NC 28078

Contact:
Mike Guthrie, Director (704.997.1081 fax 704.997.1090)...........................................................mike.guthrie@sgs.com
Christina Campbell (704.997.1085).........................................................................................christina.campbell@sgs.com

INSPECTION COMPANIES

ADESA/AUTOVIN INSPECTIONS
www.leasecheck2.autovin.com

Website Functionality and Accessibility:

The website allows RACs to view inventory and inspections, sign-off and dispute inspections.  It also allows rental yard staff, and Chrysler to view CRs and monitor inventory. Login credentials are required to access the site. Please contact carla.larouche@adesa.com to gain access.  You will need your owner code and the code(s) for the locations you will need access to.

There is a link @ www.leasecheck.autovin.com to the LeaseCheck user guide.

Autovin Help Desk
Technical Support (877-660-2041 Option 3).................................................................................support@adesa.com
Autovin Operations Manager
Carla LaRouche (253. 653.1361).......................................................................................carla.larouche@adesa.com

MANHEIM INSPECTIONS
www.chrysler.inspectionsolution.com

Website Functionality and Accessibility:
The website allows RACs to view inventory and inspections, sign-off and dispute inspections. It also allows rental yard staff, and Chrysler to view CRs and monitor inventory.
Login credentials are required to access the site. To obtain access contact the Manheim administrative contact.

Finding, Reviewing, and Signing Off on Inspections:
Once in the inspection solution website, go to the left-hand navigation bar, titled ‘instruction manual’. http://chrysler.inspectionsolution.com/Chrysler%20Client%20Web%20Site%20Manual%209-8-04v1.pdf

Website Credentials:
Contact local auction administrative contact to gain access to the website. (See contact list above.)

General Support and Escalation Contacts
Technical Support.....................................................................................................................................877.882.9672
For escalated Chrysler Rental support and troubleshooting for technical issues. ..inspection.support@manheim.com
Hours 6am – 6pm (central) Monday-Friday

Client Support...........................................................................................................................................734.770.9594
For escalated Chrysler Rental client support - Daniel Taylor...........................................daniel.taylor@manheim.com

INVISO, LLC
http:// chrysler.invisoauto.com

Website Functionality and Accessibility:
The Inviso website allows authorized viewers to view, sign off and dispute inspections performed at Chrysler inspection yards.

Login credentials are required to access the site.  Please contact info@invisoauto.com to request a user id and password for access to the website. Please be prepared to provide a password that is at least 8 characters including both alpha and numeric characters.

Inviso Corporate Office
Main Phone Number...................................................................................................................................810-695-9900
Main Fax Number.......................................................................................................................................810-695-0900

Technical Support...............................................................................................................support@invisoauto.com

Chrysler Account Manager
Angie Compton- acompton@invisoauto.com.............................................................................................810-644-0050

Chrysler Account Coordinator
Ashley Hiltz-ahiltz@invisoauto.com............................................................................................................810-644-0047

TRANSPORTATION COMPANIES

AXIS
http:// www.axisgrp.com

Website Functionality and Accessibility:
The Axis website allows authorized viewers to view the status of individual vehicle moves assigned to Axis

Login credentials are required to access the site.  Please contact MarklLacy@axisgrp.com to request a user id and password for access to the website.  Access will be provided to one main contact at each location.  Once you have an ID and password, go to the Axis web site and click on the vehicle tracking button.

Axis Group, INC Corporate Office
Main Phone Number...................................................................................................................................888-868-7572

Chrysler Dispatch Coordinator
Yohance Naeem (YO) Yohancenaeem@axisgrp.com..............................................................................404-687-6125

Operations Manager
Robin Bishop - Robinbishop@axisgrp.com ..............................................................................................404-687-6136

SHIP CARS NOW
http:// www.shipcarsnow.com

Website Functionality and Accessibility:
The ShipCarsNow website allows authorized viewers to track and trace the location of specified vehicles as well as get quotes to move vehicles.

Login credentials are required to access the site.  Please go to www.shipcarsnow.com to register as a user.  Upon registration one will be able to access the site. If you have questions please call 866-207-3360

ShipCarsNow Corporate Office
Main Phone Number...................................................................................................................................866-207-3360
Main Fax Number.......................................................................................................................................402-501-3068

Technical Support...............................................................................................................support@invisoauto.com

Chrysler Account Manager
Adam Laura- aglaura@shipcarsnow.com ................................................................................................402-544-1472

Operations Supervisor
Matt Zbercot-mjzbercot@shipcarsnow.com .............................................................................................402-544-1466

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

CHRYSLER REMARKETING

Auction / MY / Inspection Company Contacts (Updated 6/18/14)

Adesa Corporate Contacts:	Name	Phone	Cell	Email
Commercial Account and Inspection Manager	Jordan Abel	317.249.4310	317.903.0473	jordan.abel@adesa.com
Technical Support		877.660.2041		support@adesa.com
Executive Sales Director	Mike Dennis	248.703.1217		mike.dennis@adesa.com

Inviso Corporate Contacts:	Name	Phone	Cell	Email
Inspection Manager	Angie Compton	810.644.0050	810.577.2061	acompton@invisoauto.com
Chrysler Account Coordinator	Joy Terry	810.644.0053		jterry@invisoauto.com
Chrysler Quality Control Staff		810.695.0909
IT Support	Todd Beedy	810.736.3739	810.931-9030	tbeedy@invisoauto.com

Manheim Corporate Contacts:	Name	Phone	Cell	Email
VP of Commercial Accounts	Kevin Freudenberg	678.645.2354		kevin.freudenberg@manheim.com
Executive Director of Commercial Accts.	Joann McKay	443.386.3228		joann.mckay@manheim.com
National Client Sales Support	Stewart Dodge	678.645.6113	404.664.6366	stewart.dodge@manheim.com
National Client Sales Support	David McConnell	678.645.2353	404.895.0618	david.mcconnell@manheim.com
Director of Marketing	Juliet Henderson	678.645.2442		juliet.henderson@manheim.com
Operations Support Manager	Candice Crockett	404.889.4231		candice.crockett@manheim.com

ADESA

AUCTION ADESA Atlanta 532 (T7568) 5055 Oakley Industrial Boulevard Fairburn, GA 30213 Phone: 770.357.2277 Fax: 770.357.2189		MARSHALLING YARD Inviso Inspections - Atlanta VR262 5055 Oakley Industrial Boulevard Fairburn, GA 30213 Phone: Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Ryan Edwards	770.357.2007		Ryan.Edwards@ADESA.com
Factory Manager	Jason Bodine	770.357.2187		jason.bodine@adesa.com
Chrysler Contact	Juanita Carmichael	770.357.2191		Juanita.carmichael@adesa.com
Chrysler Contact	Derrick Gurley	770.357.2138		Derrick.gurley@adesa.com
Outside Lot Manager	Ed Berni	678.614.6204		Ed.Berni@adesa.com
Chrysler Auction Specialist	Ed Miller	770.357.2062		ejmiller06@att.net
Chrysler East Regional Remarketing Manager	Carlis Andrews	678.641.0169		cva@chrysler.com
MY/Inspection Contacts - VR262
Primary Contact	Andreika Jackson	404.304.0820		atlanta@invisoauto.com
Lead Administrative Support	Joy Terry	810.644.0053		jterry@invisoauto.com

AUCTION ADESA Golden Gate (San Francisco) 597 (T5418) 18501 West Stanford Road Tracy, CA 95377 Phone: 209.839.8000 Fax: 209.834.2943		MARSHALLING YARD Adesa Inspections - Golden Gate VR153 18501 West Stanford Road Tracy, CA 95377 Phone: Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Jeff Hoyt	209.839.3991	510.381.9283	jeff.hoyt@adesa.com
Factory Manager	Rob DeVoll	209.839.3853	209.321.4111	Robert.Devoll@ADESA.com
Chrysler Contact	Melissa Heaton	209.839.3847		melissa.heaton@adesa.com
Outside Lot Manager	Melody Santos		209.831.0524	Melody.Santos@Adesa.com
Chrysler Auction Specialist	Stirling Adams	209.839.3856		sa582@chrysler.com
Chrysler West Regional Remarketing Manager	Diane Alderton	253.651.4935		dma16@chrysler.com
MY/Inspection Contacts - VR153
Primary Contact	Robert Devoll	209.321.4111		robert.devoll@adesa.com
Secondary Contact

AUCTION ADESA Indianapolis 561 (T6907) 2950 East Main Street Plainfield, IN 46168 Phone: 317.838.8000 Fax: 317.838.5769		MARSHALLING YARD Adesa Inspections - Indianapolis VR147 2950 East Main Street Plainfield, IN 46168 Phone: Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Dave Emerson	317.838.7800		Dave.Emerson@ADESA.com
Factory Manager	Craig Spinner	317.838.7908		Craig.Spinner@ADESA.com
Chrysler Contact	Sherry Sherby	317.838.7866		Sherry.Sherby@ADESA.com
Outside Lot Manager	Jordon Abel	317.838.7819		Jordon.Abel@ADESA.com
Chrysler Auction Specialist	Harold Hurst	317.417.7375		Haroldlhurst@aol.com
Chrysler Central Regional Remarketing Manager	Bud Place	248.613.9220		dpp1@chrysler.com
MY/Inspection Contacts - VR147
Primary Contact	Craig Spinner	317.838.7908		craig.spinner@adesa.com
Secondary Contact	Tommy Crain	317.453.7375		Tommy.Crain@adesa.com

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

AUCTION ADESA Kansas City 557 (T6586) 15511 ADESA Drive Belton, MO 64012 Phone: 816.348.7200 Fax: 816.348.7329		MARSHALLING YARD Adesa Inspections - Kansas City VR141 15511 ADESA Drive Belton, MO 64012 Phone: Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Harold Chapman		816.716.7446	Harold.Chapman@ADESA.com
Assistant General Manager	Kim Cook		816.716.7276	Kim.Cook@ADESA.com
Factory Manager	Pam SunBear	816.348.7261		Pam.Sunbear@ADESA.com
Chrysler Contact	Piper Clouse	816.348.7239		Piper.Clouse@ADESA.com
Outside Lot Manager	Steve Olson		816.214.7505	Steve.Olson@ADESA.com
Chrysler Auction Specialist	Larry Swanson	816.348.7315		lfswanson21@gmail.com
Chrysler Central Regional Remarketing Manager	Bud Place	248.613.9220		dpp1@chrysler.com
MY/Inspection Contacts - VR141
Primary Contact	Joe Marshall	816.200.4270		joseph.marshall@adesa.com
Secondary Contact	Pam SunBear	816.348.7261		Pam.Sunbear@ADESA.com

AUCTION ADESA Las Vegas 577 (T1006) 1000 East Gowan Rd. North Las Vegas, NV 89030 Phone: 702.800.8000 Fax: 702.800.8149		MARSHALLING YARD Adesa Inspections - Las Vegas VR197 1000 East Gowan Rd. North Las Vegas, NV 89030 Phone: Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Jay Hinchman	908.227.6413		jay.hinchman@adesa.com
Assistant General Manager	Ken Garbez	908.227.6413		ken.garbez@adesa.com
Factory Manager	Brenda Aden	702.449.5313		brenda.aden@adesa.com
Chrysler Contact	Gabriele Schwieren	702.800.8050		gabriele.schwieren@adesa.com
Outside Lot Manager	Dustin Johnson	702.280.3126		dustin.johnson@adesa.com
Chrysler Auction Specialist
Chrysler Central Regional Remarketing Manager	Diane Alderton	253.651.4935		dma16@chrysler.com
MY/Inspection Contacts - VR141
Primary Contact	Dustin Johnson	702.280.3126		dustin.johnson@adesa.com
Secondary Contact	Jordan Abel	317.903.0473		jordan.abel@adesa.com

AUCTION ADESA Seattle 591 (T8281) 621 37th Street NW Auburn, WA 98001 Phone: 253.735.1600 Fax: 253.887.1853		MARSHALLING YARD Inviso Inspections - Seattle VR249 26600 72nd Ave. SW Kent, WA 98032 Phone: 253.288.5770 Fax: 253.288.5771
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Mark Dumler	253.288.5731	425.766.2396	mark.dumler@ADESA.com
Factory Manager	George Powell	253-288.5725	206.643.2924	george.powell@adesa.com
Auction Chrysler Contact	Vanessa Furbush	253-288.5746		Vanessa.furbush@adesa.com
Auction IT Representative	Bob Stillmaker	253.288.5750		robert.stillmaker@adesa.com
Chrysler Auction Specialist	Rick Mahoney	253.288.5724	360.286.6543	rm1652@chrysler.com
Chrysler West Regional Remarketing Manager	Diane Alderton	253.651.4935		dma16@chrysler.com
MY/Inspection Contacts - VR249
Primary Contact	Daniel Myrick	810.347.3376		seattle@invisoauto.com
Lead Administrative Support	Joy Terry	810.644.0053		jterry@invisoauto.com

AUCTION ADESA Syracuse 507 (T6284) 8901 Brewerton Road Brewerton, NY 13029 Phone: 315.699.2792 Fax: 315.699.9620		MARSHALLING YARD Adesa Inspections - Syracuse VR155 8901 Brewerton Road Brewerton, NY 13029 Phone: Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Dave Taylor	315.698.7505		davetaylor@ADESA.com
Factory Manager	Sharon Loguidice	315.698.7520	315.415.3482	Sharon.Loguidice@ADESA.com
Chrysler Contact	Tracy Ross	315.698.7518		Tracy.Ross@adesa.com
Outside Lot Manager	John Randesi	315.698.7516		John.Randesi@ADESA.com
Chrysler Auction Specialist	Ralph Smith	315.263.7105		rtsmith711@yahoo.com
Chrysler Northeast Regional Remarketing Manager	Kevin Vandenbussche	248.760.6954		kmv1@chrysler.com
MY/Inspection Contacts - VR155
Primary Contact	John Randesi	315.214.9783		john.randesi@adesa.com
Secondary Contact	Sharon Loguidice	315.415.3482		sharon.loguidice@adesa.com

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

MANHEIM

AUCTION Manheim Arena Illinois Auto Auction (Chicago) 550 (T5514) 200 W. Old Chicago Dr. Bolingbrook, IL 60440 Phone: 630.759.3800 Fax: 630.679.2192		MARSHALLING YARD Inviso Inspections - Arena VR266 550 South Bolingbrook Dr. Bolingbrook, IL 60440 Phone: 630.679.2112 Fax: 630-679-2185
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Mike Meyer	630.679.8529	575.652.9017	john.olejniczak@manheim.com
Commercial Account Manager	Laura Dunklau	630.679.2107		laura.dunklau@manheim.com
Auction Chrysler Contact	Mayra Reves	630.679.2124		mayra.reyes@manheim.com
Auction IT Representative	Mike Rapsin	630.514.3625		mike.rapsin@manheim.com
Chrysler Auction Specialist	TBD
Chrysler Central Regional Remarketing Manager	Bud Place	248.613.9220		dpp1@chrysler.com
MY/Inspection Contacts - VR266
Primary Contact	Dan Hugare	810.287.9587		arena@invisoauto.com
Lead Administrative Support	Joy Terry	810.644.0053		jterry@invisoauto.com

AUCTION Manheim Dallas Auto Auction 533 (T6352) 5333 West Kiest Boulevard Dallas, TX 75236-1055 Phone: 214.330.1800 Fax: 214.339.3562		MARSHALLING YARD Inviso Inspections - Dallas VR269 5333 West Kiest Boulevard Dallas, TX 75236-1055 Phone: 214.467.6274 Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	David Robertson	214.330.6242		david.robertson@manheim.com
Commercial Account Manager	Tim Bartley	214.467.6420		tim.bartley@manheim.com
Chrysler Contact	Becky McMullen	214.467.6424		Becky.McMullen@manheim.com
Auction IT Representative	Haley Mueller	214.467.5650	214.476.2787	haley.mueller@manheim.com
Chrysler Auction Specialist	TBD
Chrysler Midwest Regional Remarketing Manager	Bud Place	248.613.9220		dpp1@chrysler.com
MY/Inspection Contacts - VR269
Primary Contact	Rene Salazar	810.287.3952		dallas@invisoauto.com
Secondary Contact	Joy Terry	810.644.0053		jterry@invisoauto.com

AUCTION Manheim Denver Auto Auction 595 (T6484) 17500 East 32nd Avenue Aurora, CO 80011 Phone: 303.343.3443 Fax: 303.343.6466		MARSHALLING YARD Inviso Inspections - Denver VR268 17500 East 32nd Avenue Aurora, CO 80011 Phone: TBD Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Jeff West	303.326.6201		jeff.west@manheim.com
Commercial Account Manager	Michael McLean	303.326.6259	Fax 303.947.4181	michael.mclean@manheim.com
Auction Chrysler Contact	Kevin Kurpanek	303.317.6766		kevin.kurpanek@manheim.com
Outside Lot Coordinator/Marshalling Yard Admin.	Daniel DeCoster	303.326.6152		daniel.decoster@manheim.com
Auction IT Representative	Joshua Hoffay	720.277.9515		joshua.hoffay@manheim.com
Chrysler Auction Specialist	Doug Schurig	303.326.6258	586.921.4289	dschurig7@aol.com
Chrysler West Regional Remarketing Manager	Diane Alderton	253.651.4935		dma16@chrysler.com
MY/Inspection Contacts - VR268
Primary Contact	Keith Tennal	810.287.3015		denver@invisoauto.com
Lead Administrative Support	Joy Terry	810.644.0053		jterry@invisoauto.com

AUCTION Manheim Detroit Auto Auction 553 (T6270) 600 Will Carleton Road Carleton, MI 48117 Phone: 734.654.7100 Fax: 734.654.7154		MARSHALLING YARD Inviso Inspections - Detroit VR244 600 Will Carleton Road Carleton, MI 48117 Phone: 810.287.2285 Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	JD Daniels			jd.daniels@manheim.com
Assistant General Manager (Admin)	Pam Sackey	734.654.7111		pam.sackey@manheim.com
Commercial Account Manager	Vanessa Stephenson	734.654.7092	734.790.5150	vanessa.stephenson@manheim.com
Auction Chrysler Contact	Debbie Holme	734.654.7046		debbie.holme@manheim.com
Auction IT Representative	Jennifer McKiney	734.654.7023	734.363.3179	jennifer.mckiney@manheim.com
Chrysler Auction Specialist	Jim Hill	734.654.7015		jehillsr1@aol.com
Chrysler Northeast Regional Remarketing Manager	Kevin Vandenbussche	248.760.6954		kmv1@chrysler.com
MY/Inspection Contacts - VR244
Primary Contact	Excell Powell	810.287.2285		detroit@invisoauto.com
Lead Administrative Support	Joy Terry	810.644.0053		jterry@invisoauto.com

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

AUCTION Manheim Fredericksburg Auto Auction 509 (T6269) 120 Auction Drive Fredericksburg, VA 22406 Phone: 540.368.3400 Fax: 540.368.3615		MARSHALLING YARD Manheim Inspections- Fredericksburg VR173 120 Auction Drive Fredericksburg, VA 22406 Phone: Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Craig Amelung	540.368.3500	540.847.3650	craig.amelung@manheim.com
Factory Manager / PDR Contact	Gardner Newman	540.368.3450	540.207.7729	gardner.newman@manheim.com
Chrysler Contact	Tracey Carter	540.368.3400		tracey.carter@manheim.com
Outside Lot Manager	Erica Laperle	540.760.4475		erica.laperle@manheim.com
Marshalling Yard Manager	Gardner Newman	540.368.3450	540.207.7729	gardner.newman@manheim.com
Chrysler Auction Specialist	Joe Eckert	540.604.8145		jkreiger@aol.com
Chrysler East Regional Remarketing Manager	Carlis Andrews	678.641.0169		cva@chrysler.com
MY/Inspection Contacts - VR173
Primary Contact	Dan McGinnis	540.368.3400	540.847.8023	dan.mcginnis@manheim.com
Lead Administrative Support

AUCTION Manheim Hawaii Auto Auction 755 1001 Ahua Street Honolulu, HI 96819 Phone: 808.840.8925 Fax: : 808.840.8954
Auction Contacts	Name	Phone	Cell	Email
General Auction/Factory Manager	Dewey Hess			dewey.hess@manheim.com
Chrysler Contact	Jose Alcantara			jose.alcantara@manheim.com
Chrysler West Regional Remarketing Manager	Diane Alderton	253.651.4935		dma16@chrysler.com

AUCTION Manheim Minneapolis Auto Auction 554 (T6579) 8001 Jefferson Hwy Maple Grove, MN 55369 Phone: 763.315.5600 Fax: 763.315.3319		MARSHALLING YARD Manheim Inspections - Minneapolis VR 172 10883 89th Ave. North Maple Grove, MN 55447 Phone: 763.315.5628 Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Carter Theissen	763.315.5605		carter.theissen@manheim.com
Factory Manager	Jennifer Etnier	763.315.5670	763.238.7410	jennifer.etnier@manheim.com
Auction Chrysler Contact	Gina Koltes	763.315.5650		gina.koltes@manheim.com
Auction IT Representative	Jeff Sailor	763.315.5704		jeff.sailor@manheim.com
Chrysler Auction Specialist	Bruce Meyer		952.715.2351	bmeyerdcs@aol.com
Chrysler East Regional Remarketing Manager	Bud Place	248.613.9220		dpp1@chrysler.com
MY/Inspection Contacts - VR267
Primary Contact	Ben Garland	763.315.5628		Ben.Garland@manheim.com
Lead Administrative Support	Candice Crockett	404.889.4231		Candice.crockett@manheim.com

AUCTION Manheim New England Auto Auction 506 (T6442) 123 Williams Road P.O. Box 1 North Dighton, MA 02764 Phone: 508.823.6600 Fax: 508.821.7745		MARSHALLING YARD Inviso Inspections - New England VR267 123 Williams Road P.O. Box 1 North Dighton, MA 02764 Phone: 508.977.4523 Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Tim Hoegler	508.977.4600		tim.hoegler@manheim.com
Commercial Account Manager	Bill Boutwell	508.977.4601		bill.boutwell@manheim.com
Auction Chrysler Contact	Edmund Sousa			edmund.sousa@manheim.com
Auction IT Representative	Brian Heavey	508.977.4677	508.889.1700	brian.heavey@manheim.com
Chrysler Auction Specialist	John Taylor		617.947.2914	jt928s@hotmail.com
Chrysler East Regional Remarketing Manager	Carlis Andrews	678.641.0169		cva@chrysler.com
MY/Inspection Contacts - VR267
Primary Contact	Gary Kobza	810.287.1203		boston@invisoauto.com
Lead Administrative Support	Joy Terry	810.644.0053		jterry@invisoauto.com

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

AUCTION Manheim Orlando Auto Auction 537 (T6644) 11801 W. Colonial Drive, PO Box 220 Ocoee, FL 3476 1-0220 Phone: 407.656.6200 Fax:		MARSHALLING YARD Inviso Inspections - Orlando VR275 1275 East Story Rd. Winter Garden, FL 34787 Phone: TBD Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Butch Herdegen	407.905.8555		butch.herdegen@manheim.com
Commercial Account Manager	Denise Grebey	407.905.8720	407.466.6541	denise.grebey@manheim.com
Account Supervisor	Danon Grimes	407.905.8311		danon.grimes@manheim.com
Outside Lot Contact	Shawn Schmidt	407.468.8536		shawn.schmidt@chrysler.com
Auction IT Representative	Michael Johnson	407.468.6427		michael.johnson@manheim.com
Chrysler Auction Specialist	Sharise Magee	407.905.8381		smm22@chrysler.com
Chrysler East Regional Remarketing Manager	Carlis Andrews	678.641.0169		cva@chrysler.com
MY/Inspection Contacts - VR275
Primary Contact	Chris Millhouse	810.347.3295		orlando@invisoauto.com
Lead Administrative Support	Joy Terry	810.644.0053		jterry@invisoauto.com

AUCTION Manheim Philadelphia Auto Auction 500 (T2138) 2280 Bethlehem Pike, PO Box 309 - Route 309 Hatfield, PA 19440 Phone: 215.822.1935 Fax: 215.822.9776		MARSHALLING YARD Manheim Inspections - Phildelphia VR135 2280 Bethlehem Pike, PO Box 309 - Route 309 Hatfield, PA 19440 Phone: 215.822.1935 Fax: 215.822.9776
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Charles Pollina			charles.pollina@manheim.com
Commercial Account Manager	Troy Moyer	267.954.1049	215.370.0056	troy.moyer@manheim.com
Chrysler Contact (Closed Sale)	Wendy Kinnan	267.954.1035		wendy.kinnan@manheim.com
Chrysler Contact (Open Sale)	Chastidy Green	267.954.1032		chastidy.green@manheim.com
Outside Lot Contact	Justin Holden	267.954.1023		justin.holden@manheim.com
Chrysler Auction Specialist	Paul Sikora	215.407.1171		parokis@aol.com
Chrysler East Regional Remarketing Manager	Carlis Andrews	678.641.0169		cva@chrysler.com
MY/Inspection Contacts - VR135
Primary Contact	Bill MacNeill	215.822.1935 x1021	267.372.3904	Bill.MacNeill@manheim.com
Lead Administrative Support	Wendy Kinnan	267.954.1035	215.620.4571	wendy.kinnan@manheim.com

AUCTION Manheim Phoenix Auto Auction 598 (T6393) 201 North 83rd Avenue Tolleson, AZ 85353-3323 Phone: 623.907.7000 Fax: 623.907.7095		MARSHALLING YARD Manheim Inspections - Phoenix VR165 201 North 83rd Avenue Tolleson, AZ 85353-3323 Phone: 623.907.7000 Fax: 623.907.7095
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	TBD
Commercial Account Manager	Marj Rohde	623.907.7017		marjorie.rohde@manheim.com
Chrysler and Internet Contact	Donna Fritz	623.907.6262		donna.fritz@manheim.com
Outside Lot Contact	Lamont Wyche	623.907.6277		lamont.wyche@manheim.com
Chrysler Auction Specialist	Larry Henry	480.381.2099		lh919@chrysler.com
Chrysler West Regional Remarketing Manager	Diane Alderton	253.651.4935		dma16@chrysler.com
MY/Inspection Contacts - VR165
Primary Contact	Lamont Wyche	623.907.6221	443.277.5313	lamont.wyche@manheim.com
Lead Administrative Support	Donna Fritz			donna.fritz@manheim.com)

AUCTION Manheim Riverside Auto Auction 586 6446 Fremont Riverside, CA 92504 Phone: 623.907.7000 Fax: 623.907.7095		MARSHALLING YARD Inviso Inspections - Wilmington VR183 500 E. Water St. Wilmington, CA 90744 Phone: 424.666.9044 Fax:
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Christopher Brown “CB”	951.602.9039		christopher.brown@manheim.com
Commercial Account Manager	Jason Atley	909.376.3903		jason.atley@manheim.com
Chrysler Contact	Diana Sowers	951.602.9189		diana.sowers@manheim.com
Outside Lot Contact	Lisa Gonzalez	951.712.6237		lisa.gonzalez@manheim.com
Internet Contact	Rachel Galvez	951.602.9082		rachel.galvez@manheim.com
Chrysler Auction Specialist	TBD
Chrysler West Regional Remarketing Manager	Diane Alderton	253.651.4935		dma16@chrysler.com
MY/Inspection Contacts - VR183
Primary Contact	Paul Allen	424.666.9044		wilmington@invisoauto.com
Lead Administrative Support	Joy Terry	810.644.0053		jterry@invisoauto.com

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

INDEPENDENT

AUCTION Dealers Auto Auction of Alaska 792 8400 Arlon Street Anchorage, AK 99507 Phone: 907.563.8343 Fax: 907.563.8307				Vehicle Sales March 15th through September 15th
Auction Contacts	Name	Phone	Cell	Email
Owner/President	Steve Sautner			steve@daaofalaska.com
Chrysler Contact	Kurt Behymer			kurt@daaofalaska.com
Chrysler West Regional Remarketing Manager	Diane Alderton	253.651.4935		dma16@chrysler.com

AUCTION Dealers Auto Auction of the South 545 6723 Hwy 51 North Horn Lake, MS 38638 Phone: 662.393.0500 Fax: 662.548.2720		MARSHALLING YARD Inviso Inspections - Dealers AA VR185 6723 Hwy 51 North Horn Lake, MS 38638 Phone: 662.393.0500 Fax: 662.548.2720
Auction Contacts	Name	Phone	Cell	Email
General/Auction Manager	Phillip Butler	662.393.0500 ext. 308		pbutler@dealersauto.com
Commercial Account Manager	Susan Perkins	901.409.8187		sperkins@dealersauto.com
Chrysler Contact	Susan Perkins	901.409.8187	901.409.8187	sperkins@dealersauto.com
Outside Lot Contact	Susan Perkins	901.409.8187		sperkins@dealersauto.com
Chrysler Auction Specialist	TBD
Chrysler Central Regional Remarketing Manager	Bud Place	248.613.9220		dpp1@chrysler.com
MY/Inspection Contacts - VR185
Primary Contact	TBD			memphis@invisoauto.com
Lead Administrative Support	Joy Terry	810.644.0053		jterry@invisoauto.com

AUCTION Greensboro Auto Auction 529 (T6584) 3802 West Wendover Avenue Greensboro, NC 27407 (Mail: PO Box 8789 Greensboro, NC 27419) Phone: 336.299.7777 Fax: 336.855.1889		MARSHALLING YARD Inviso Inspections - Greensboro VR184 3802 West Wendover Avenue Greensboro, NC 27407 (Mail: PO Box 8789 Greensboro, NC 27419) Phone: 336.299.7777 Fax: 336.855.1889
Auction Contacts	Name	Phone	Cell	Email
Owner/President	Dean Green			dgreen@greenfordmail.com
General Auction Manager	Jerry Barker	ext. 2390		jerry@greensboroaa.com
Factory Manager	Charlotte Smith	ext. 2209		charlotte.smith@greensboroaa.com
Factory Manager	Kim Joyce	ext. 2214		kjoyce@greensboroaa.com
Chrysler Contact	Sherry Moore	ext. 2227		smoore@greensboroaa.com
Chrysler Auction Specialist	Bobby Bell	336.239.0607		bbell@greensboroaa.com
Chrysler East Regional Remarketing Manager	Carlis Andrews	678.641.0169		cva@chrysler.com
MY/Inspection Contacts - VR184
Primary Contact	David Whiteheart	810.252.7956		greensboro@invisoauto.com
Lead Administrative Support	Joy Terry	810.644.0053		jterry@invisoauto.com

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

2014 Guaranteed Depreciation Program Used Vehicle Return Process & Rules

EXHIBIT F

Standard Parts Pricing Guide

Floor Mats - OE parts only, not accessories	Price
Minivan	$120
Passenger Vehicles	$95
SUV/Trucks	$108

Head Rest

Minivan / SUV/ Trucks	$250
Passenger Vehicles	$100

Keys

Fiat Key	$150
Keyless Enter N Go	$150
Remote Keyless Entry	$150
Sentry Key	$150

Tops

Cabrio Convertible Top	$2,545
Convertible Top – Cloth (200)	$1,100
Convertible Top – Vinyl (200)	$500
Hard Top (Wrangler) - 2 Door	$1,400
Hard Top (Wrangler) - 4 Door	$1,500
Sky Slider Roof	$1,365
Soft Top (Wrangler) - 2 Door	$700
Soft Top (Wrangler) - 4 Door	$1,100

Wheel Covers

15 Inch	$40
16 Inch	$45
17 Inch	$50
18 Inch	$70

Wheels – Alloy

Fiat - Steel	$70
Fiat - Aluminum	$350
Minivan - 16 Inch Aluminum	$250
Minivan - 16 Inch Steel	$133
Minivan - 17 Inch Aluminum	$340
Passenger Vehicles - Dart/200/300	$250
Truck/SUV - 17 Inch Chrome or Aluminum	$300
Truck/SUV - 18 Inch Chrome or Aluminum	$270
Truck/SUV - 19 Inch Chrome or Aluminum	$350
Truck/SUV - 20 Inch Chrome or Aluminum	$400
Truck/SUV - 22 Inch Forged Polished Aluminum	$1,400

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

Miscellaneous

Antenna – Fender Mounted/Roof Mounted	$15
Antenna – Roof Mounted Satellite	$50
Cargo Cover (OE parts only, not accessories )	$235
Cargo Net (OE parts only, not accessories)	$60
Fiat NAV (Tom Tom)	$352
Flashlight/Trouble Light (OE parts only, not accessories )	$110
Floor Console (Minivan) (OE parts only, not accessories)	$440
License Plate Bracket / Kit	$20
Owner’s Manual	$15
Seat – Third Row (Minivan)	$3,500
Stow N’ Place Roof Rack	$75
Stow-able Table (Minivan)	$295
Tire Jack Assembly	$95
Wireless DVD Remote	$50
Wireless Headsets	$85

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

2014 Guaranteed Depreciation Program Used Vehicle Return Process & Rules

EXHIBIT G

Standard Equipment Guide

Chrysler

		Remote							Flash/
	Remote	Proximity			Keyless Enter		Spare Tire		Trouble
Model	Keyless Entry	Keyess	Sentry Key	Remote Start	N Go	Cargo Cover	Size	Floor Mats	Light	Cargo Net

300
300	NA	Standard	Standard	NA	Standard	NA	Compact	Standard	NA	Standard
300 AWD	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard
300S RWD	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard
300S AWD	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard
300C RWD	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard
300C AWD	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard

200
Touring	NA	NA	Standard	NA	NA	NA	Compact	Standard	NA	NA
Limited	NA	NA	Standard	Standard	NA	NA	Compact	Standard	NA	NA

200 Convertible
Touring	NA	NA	Standard	NA	NA	NA	Compact	Standard	NA	NA
Limited	NA	NA	Standard	Standard	NA	NA	Compact	Standard	NA	NA
S	NA	NA	Standard	Standard	NA	NA	Compact	Standard	NA	NA

Town & Country
Touring	NA	NA	NA	NA	NA	NA	Compact	Standard	NA	NA
Touring– L	NA	NA	NA	Standard	NA	NA	Compact	Standard	NA	NA
Limited	NA	NA	NA	Standard	Standard	NA	Compact	Standard	NA	NA

Dodge

		Remote							Flash/
	Remote	Proximity			Keyless Enter		Spare Tire		Trouble
Model	Keyless Entry	Keyess	Sentry Key	Remote Start	N Go	Cargo Cover	Size	Floor Mats	Light	Cargo Net

Avenger
SE	NA	NA	Standard	NA	NA	NA	Compact	Standard	NA	NA
SXT	NA	NA	Standard	NA	NA	NA	Compact	Standard	NA	NA
R/T	NA	NA	Standard	Standard	NA	NA	Compact	Standard	NA	NA

Dodge Dart
SE	NA	NA	Standard	NA	NA	NA	NA	NA	NA	NA
Aero	NA	NA	Standard	NA	NA	NA	NA	NA	NA	NA
SXT	NA	NA	Standard	NA	NA	NA	NA	Standard	NA	NA
Limited	NA	NA	Standard	NA	Standard	NA	NA	Standard	NA	NA
G/T	NA	NA	Standard	NA	Standard	NA	NA	Standard	NA	NA

Challenger
SXT	NA	Standard	Standard	NA	Standard	NA	Compact	Standard	NA	NA
R/T	NA	Standard	Standard	NA	Standard	NA	Compact	Standard	NA	NA

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

		Remote							Flash/
	Remote	Proximity			Keyless Enter		Spare Tire		Trouble
Model	Keyless Entry	Keyess	Sentry Key	Remote Start	N Go	Cargo Cover	Size	Floor Mats	Light	Cargo Net

Charger RWD
SE	NA	Standard	Standard	NA	Standard	NA	Compact	Standard	NA	Standard
SXT	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard
R/T	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard

Charger AWD
SE	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard
SXT	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard
R/T	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard

Durango
SXT RWD	NA	Standard	Standard	NA	Standard	NA	Compact	Standard	Standard	NA
Crew RWD	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	Standard	NA
Citadel RWD	NA	Standard	Standard	Standard	Standard	Standard	Compact	Standard	Standard	Standard
R/T RWD	NA	Standard	Standard	Standard	Standard	NA	Full Size	Standard	Standard	NA
SXT AWD	NA	Standard	Standard	NA	Standard	NA	Compact	Standard	Standard	NA
Crew AWD	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	Standard	NA
Citadel AWD	NA	Standard	Standard	Standard	Standard	Standard	Compact	Standard	Standard	Standard
R/T AWD	NA	Standard	Standard	Standard	Standard	NA	Full Size	Standard	Standard	NA

Grand Caravan
SE	NA	NA	NA	NA	NA	NA	Compact	NA	NA	NA
SXT	NA	NA	NA	NA	NA	NA	Compact	Standard	NA	NA
R/T	NA	NA	NA	NA	NA	NA	Compact	Standard	NA	NA

Journey
SE – FWD	NA	Standard	Standard	NA	Standard	NA	Compact	NA	NA	NA
SXT - FWD	NA	Standard	Standard	NA	Standard	Standard	Compact	Standard	NA	Standard
Crew – FWD	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard
R/T FWD	NA	Standard	Standard	Standard	Standard	Standard	Compact	Standard	NA	Standard
SXT – AWD	NA	Standard	Standard	NA	Standard	Standard	Compact	Standard	NA	Standard
Crew – AWD	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	Standard
R/T – AWD	NA	Standard	Standard	Standard	Standard	Standard	Compact	Standard	NA	Standard

Fiat

		Remote							Flash/
	Remote	Proximity			Keyless Enter		Spare Tire		Trouble
Model	Keyless Entry	Keyess	Sentry Key	Remote Start	N Go	Cargo Cover	Size	Floor Mats	Light	Cargo Net

500
Pop Hatchback	NA	NA	NA	NA	NA	NA	Tire Kit	Standard	NA	NA
Sport Hatchback	NA	NA	NA	NA	NA	NA	Tire Kit	Standard	NA	NA
Lounge Hatchback	NA	NA	NA	NA	NA	NA	Tire Kit	Standard	NA	NA
Abarth Hatchback	NA	NA	NA	NA	NA	NA	Tire Kit	Standard	NA	NA
Pop Cabrio	NA	NA	NA	NA	NA	NA	Tire Kit	Standard	NA	NA
Lounge Cabrio	NA	NA	NA	NA	NA	NA	Tire Kit	Standard	NA	NA

500 -L
Pop	Standard	NA	NA	NA	NA	NA	Tire Kit	Standard	NA	NA
Easy	Standard	NA	NA	NA	NA	NA	Tire Kit	Standard	NA	NA
Trekking	Standard	NA	NA	NA	NA	NA	Tire Kit	Standard	NA	NA
Lounge	Standard	NA	NA	NA	NA	NA	Tire Kit	Standard	NA	NA

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

Jeep

		Remote							Flash/
	Remote	Proximity			Keyless Enter		Spare Tire		Trouble
Model	Keyless Entry	Keyess	Sentry Key	Remote Start	N Go	Cargo Cover	Size	Floor Mats	Light	Cargo Net

Compass
Sport FWD	NA	NA	Standard	NA	NA	NA	Compact	Standard	NA	NA
Latitude FWD	Standard	NA	Standard	NA	NA	NA	Compact	Standard	NA	NA
Limited FWD	Standard	NA	Standard	NA	NA	NA	Compact	Standard	NA	NA
Sport 4x4	NA	NA	Standard	NA	NA	NA	Compact	Standard	NA	NA
Latitude 4x4	Standard	NA	Standard	NA	NA	NA	Compact	Standard	NA	NA
Limited 4x4	Standard	NA	Standard	NA	NA	NA	Compact	Standard	NA	NA

Grand Cherokee
Laredo 4x2	NA	Standard	Standard	NA	Standard	NA	Compact	Standard	NA	NA
Limited 4x2	NA	Standard	Standard	Standard	Standard	NA	Compact	Standard	NA	NA
Overland 4x2	NA	Standard	Standard	Standard	Standard	Standard	Compact	Standard	NA	Standard
Laredo 4x4	NA	Standard	Standard	NA	Standard	NA	Compact	Standard	NA	NA
Limited 4x4	NA	Standard	Standard	Standard	Standard	Standard	Compact	Standard	NA	NA
Overland 4x4	NA	Standard	Standard	Standard	Standard	Standard	Full size	Standard	NA	Standard
SRT 8

Cherokee
Sport 4x2	NA	NA	NA	NA	NA	NA	NA	Standard	NA	NA
Latitude 4x2	NA	NA	NA	NA	NA	NA	NA	Standard	NA	NA
Limited 4x2	NA	Standard	NA	Standard	Standard	NA	Compact	Standard	NA	Standard
Sport 4x4	NA	NA	NA	NA	NA	NA	Compact	Standard	NA	NA
Latitude 4x4	NA	NA	NA	NA	NA	NA	Compact	Standard	NA	NA
Limited 4x4	NA	Standard	NA	Standard	Standard	NA	Compact	Standard	NA	Standard
Trailhawk

Patriot
Sport 4x4	NA	NA	Standard	NA	NA	NA	Compact	Standard	Standard	NA
Latitude 4x4	Standard	NA	Standard	NA	NA	NA	Compact	Standard	Standard	NA
Limited 4x4	Standard	NA	Standard	NA	NA	NA	Compact	Standard	Standard	NA

Wrangler
Sport 4x4	NA	NA	Standard	NA	NA	NA	Full Size	Standard	NA	NA
Sahara 4x4	NA	NA	Standard	NA	NA	NA	Full Size	Standard	NA	NA
Rubicon 4x4	NA	NA	Standard	NA	NA	NA	Full Size	Standard	NA	NA
Unlimited Sport 4x4	NA	NA	Standard	NA	NA	NA	Full Size	Standard	NA	NA
Unlimited Sahara 4x4	NA	NA	Standard	NA	NA	NA	Full Size	Standard	NA	NA
Unlimited Rubicon 4x4	NA	NA	Standard	NA	NA	NA	Full Size	Standard	NA	NA
Unlimited Sport 4x4 RHD	NA	NA	Standard	NA	NA	NA	Full Size	Standard	NA	NA

Ram

		Remote							Flash/
	Remote	Proximity			Keyless Enter		Spare Tire		Trouble
Model	Keyless Entry	Keyess	Sentry Key	Remote Start	N Go	Cargo Cover	Size	Floor Mats	Light	Cargo Net

Ram 1500 Quad
1500 QUAD SLT 4X2	Standard	NA	Standard	NA	NA	NA	Full Size	NA	NA	NA
1500 QUAD SLT 4X4	Standard	NA	Standard	NA	NA	NA	Full Size	NA	NA	NA

Headphones and Remotes for video systems are included in Entertainment Group.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

2014 Guaranteed Depreciation Program Used Vehicle Return Process & Rules

EXHIBIT H

Tire Replacement Price Sheet

The following table lists the most common tire sizes and replacement cost if a vehicle is returned to the Marshaling Yard with a flat tire.

Note: Accounts may remove vehicle from the yard, replace the tire on their own and return the vehicle to the yard for inspection.

Tire Size	Passenger Car	Minivan	SUVs	Trucks
15”	$125
16”	$145	$130	$140
17”	$180	$160	$200	$230
18”	$170		$240
19”	$340		$255
20”	$300		$240	$235

If there are any questions, please contact the Chrysler Remarketing Department.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

2014 Guaranteed Depreciation Program Used Vehicle Return Process & Rules

EXHIBIT I

Replacement Tire Size and Brand Guide

CHRYSLER
Model	MY	Size	Manufacturer
200 Convertible	2014	P225/50R18	Goodyear
		225/55R17	Michelin	Continental
200 Sedan	2014	P225/50R18	Goodyear
		225/55R17	Continental	Michelin	Nexen	Bridgestone
300 Sedan	2014	245/45R20	Firestone
		P215/65R17	Michelin
		P225/60R18	Firestone
		P235/55R19	Michelin	Hankook 19
Town & Country	2014	P225/65R17	Michelin	Yokohama
		225/65R16	Yokohama
		235/60R16	Kumho
		P225/65R17	Kumho
DODGE
Model	MY	Size	Manufacturer
Avenger	2014	P225/50R18	Goodyear
		225/55R17	Michelin	Continental
Challenger	2014	245/45R20	Firestone
		255/45ZR20	Goodyear
		P235/55R18	Michelin
Charger	2014	P245/45R20	Firestone
		P215/65R17	Michelin
		P225/60R18	Goodyear	Firestone
		245/45ZR20	Goodyear
		P235/55/R19	Michelin	Hankook 19
		P235/55R18	Michelin
Dart	2014	205/55R16	Continental	Kumho
		225/45R17	Kumho	Continental	Yokohama
		225/40R18	Continental	Yokohama
Grand Caravan	2014	P225/65R17	Michelin	Yokohama
		P225/65R16	Yokohama
		235/60R16	Kumho
		P225/65R17	Kumho
Journey	2014	P225/55R19	Kumho	Goodyear
		P225/65R17	Kumho

FIAT
Fiat 500	2014	185/55R15	Firestone	Pirelli	Continental
		195/45R16	Pirelli	Continental
Fiat 500L	2014	205/55R16	Continental	Goodyear
		225/45R17	Continental	Goodyear

JEEP
Model	MY	Size	Manufacturer
Cherokee	2014	225/60R17	Firestone
		225/65R17	Firestone
		P245/65R17	Firestone
		225/55R18	Continental
		225/60R18	Continental
Grand Cherokee	2014	P245/70R17	Goodyear
		265/50R20	Goodyear
		P245/70R17	Goodyear
		P265/60R18	Michelin
Patriot / Compass	2014	P205/70R16	Goodyear
		P215/65R17	Goodyear
		P215/60R17	Firestone
		P215/55R18	Firestone
		P265/70R17	Goodyear
		225/60R17	Kumho
Wrangler	2014	P225/75R16	Goodyear
		P255/75R17	Goodyear
		P255/70R18	Bridgestone
		LT255/75R17	BF Goodrich

RAM
Model	MY	Size	Manufacturer
Ram 1500	2014	P275/60R20	Goodyear
		P265/70R17	Goodyear
		P285/45R22	Goodyear
*Euro-Metric Sizing begin without P

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

2014 Chrysler GDP Manual
Wheel Damage Descriptions

Normal Wear and Tear

Light scratches or scuffs to the surface which do not penetrate the base material or which penetrate the base material provided they are limited to the outer 1” of the wheel and do not exceed 1/3 of the wheel in circumference.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

Excessive Wear and Tear

Multiple scratches, scuffs or gouges or a significant singular scratch, scuff or gouge that penetrate(s) the base material or deface(s) the surface of the wheel

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

Damaged, Needs Replacement

Bent, cracked, dented, or material missing from the wheel or damage to chrome, chrome clad or polished wheels which cannot be repaired